                                                                   EXHIBIT 10.37

               BUILDING LEASING AND PROPERTY MANAGEMENT AGREEMENT


           This Agreement is executed by Party A and Party B on September 1, 2000 in Jinan:

PARTY A: SHANDONG COMMUNICATION SERVICE COMPANY
Address: 77 Jing San Lu, Jinan

PARTY B: SHANDONG MOBILE COMMUNICATION COMPANY LIMITED
Address: 84 Da Wei Er Lu, Shizhong District, Jinan

WHEREAS:
1. In order to develop its communications business and engage in normal production and operating activities, Party B needs to lease from Party A certain buildings and auxiliary facilities owned, or leased from a third party, by Party A.
2. Both Parties agree that Party A shall provide Party B with building leasing and property management services in accordance with the terms and conditions of this Agreement.

         THEREFORE, Party A and Party B have reached the following agreement in the principle of equality, mutual benefit and fairness through friendly consultations:


                           ARTICLE ONE LEASED PROPERTY

1.1 Buildings and other properties to be leased by Party A to Party B hereunder include all or part of the following:

         1.1.1    Buildings in respect of which Party A has title certificates;

         1.1.2 Buildings in respect of which Party A does not have title certificates but has obtained permanent use right under relevant documents and agreements;

         1.1.3 Buildings under Party A's actual control and use notwithstanding disputes over their ownership or title due to historical or other reasons;

         1.1.4 Temporary fixtures for which Party A has obtained legal use right.

         1.1.5 Buildings or transmission masts owned by Party A; (buildings under 1.1.1 to 1.1.5 above, "Party A's Own Property")

         1.1.6 Buildings leased by Party A from a third party, in respect of which Party A has the right to sub-lease to Party B ("Party A's Subleased

                  Property").

1.2 Party A agrees to deliver to Party B the above buildings together with their existing auxiliary facilities, such as air conditioning, water, electricity, heating, power and other utilities, and to concurrently provide property management services for the buildings leased to Party B hereunder; provided that, Party B shall pay the relevant fees and charges in accordance with the terms of this Agreement and applicable standards stipulated by relevant government authorities.


                     ARTICLE TWO SCOPE AND PURPOSE OF LEASE

2.1 Party A agrees to lease the buildings and their auxiliary facilities (the "Leased Property") listed in the Schedule attached hereto to Party B in accordance with the terms and conditions of this Agreement (see the appendix of this Agreement for the list and details of such Leased Property). Party B agrees to lease from Party A the Leased Property in accordance with the terms and conditions of this Agreement and accept property management services provided by Party A hereunder.

2.2 Party B shall use the Leased Property for placing communications equipment, office use, conducting business operations or carrying out other legal activities and shall not alter the use of the Leased Property or sublease them without Party A's consent thereto.


                    ARTICLE THREE DELIVERY OF LEASED PROPERTY

         Party A shall clean up and deliver the Leased Property to Party B upon execution of this Agreement. The Leased Property, upon delivery, shall be in good conditions satisfactory to the requirements of Party B.


     ARTICLE FOUR PAYMENT OF RENT, PROPERTY MANAGEMENT FEE AND RELEVANT FEES

4.1 The rent of Party A's Own Property, the property management fee and other related fees are to be determined by the market price.

         4.1.1 Party B agrees to pay Party A rent for Party A's Own Property and the auxiliary facilities, charges for use of relevant facilities and equipment, as well as property management fee as agreed upon by the Parties in this Agreement.

                  The rent for the Leased Property shall be based on the market price. Water and electricity fees shall be charged in accordance with the relevant national standards, and the property management fee shall be charged on the basis of the market price. See the appendix of this Agreement for details.


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

         4.1.2 Party B shall pay, within 10 days upon the execution of this Agreement the rent and the property management fee for the period from September 1, 2000 to December 31, 2000 for the Leased Property and the auxiliary facilities. Party A and Party B agree that the rent and the property management fee shall be paid on a semi-annual basis beginning from 2001. The Parties shall complete the verification of specific items and amounts of the rent by March 15 and September 15 each year. The rent of the Leased Property and the property management fee payable for the first half and second half of the year shall be paid by Party B to Party A on or before March 25 and September 25, respectively. Party A shall provide Party B with valid evidential documents in respect of such payment upon the settlement.

         4.1.3 Party B shall pay the rent in accordance with the provisions of this Agreement prior to the expiry of the payment period as agreed upon by the Parties. If Party B fails to fulfill its obligation of payment stipulated in this Agreement, Party B shall be charged a surcharge of 0.03% of the overdue and unpaid amount per day until Party B has fulfilled such obligations; in the event that Party B fails to make the payment as stipulated in this Agreement for two months, Party A shall have the right to terminate the lease to Party B of the relevant part of the Leased Property, but other parts of this Agreement shall remain valid.

         4.1.4 Party A shall pay the taxes and expenses in respect of the lease of Party A's Own Property.

4.2      Payment of rent and related fees for Party A's Subleased Property

         In respect of Party A's Subleased Property, Party A shall advise Party B the rent, the time of rent payment and the method of payment agreed upon by Party A and the third party from whom Party A subleases such property. Party B shall pay such third party directly such rent at such time and in such method as advised by Party A.


           ARTICLE FIVE USE, INCREASE AND DECREASE OF LEASED PROPERTY

5.1 Party B shall have the right to occupy and enjoy the use of the Leased Property and the auxiliary facilities without interference in accordance with the provisions of Article 2 during the term of this Agreement.

5.2 According to its business needs, Party B may request Party A to increase or decrease the amount of the Leased Property and Party A shall give its consent if conditions permit. The Parties shall then re-determine the rent and other related fees on the basis of the amount and quality of the increased or decreased Leased Property.

                     ARTICLE SIX FITTING-OUT AND RENOVATION;
                         ADVERTISING ON LEASED PROPERTY

6.1 Party B has the right, upon Party A's written consent and at its own expense, to conduct any fitting-out, installation, change or improvement inside or outside the Leased Property; provided that, Party B shall ensure that:

         (1) Such fitting-out, installation, change and improvement will not in any essential way change the nature of the Leased Property;

         (2) Any construction project relating to such fitting-out, installation, change and improvement will be conducted in an appropriate way so that all the people and properties are protected and the businesses of Party A in the nearby area will not be unreasonably disturbed;

         (3) In the event that such fitting-out or renovation work endangers or causes any potential danger to the safety of the original structure, Party B shall reinstate the Leased Property and make compensation for the corresponding losses, if any.

6.2 Party B may, to the extent that it will not infringe upon Party A interests, promote its enterprise image and businesses by hanging or posting promotional materials or in other legal ways on the side walls of the Leased Property; provided that such promotion activities shall not exceed the limits of the Leased Property. The Parties shall specify the scope of such promotion activities and locations allowed for such promotion materials when entering into lease of the Leased Property. Upon termination of this Agreement, Party B shall reinstate the Leased Property at its own expense and return the Leased Property to Party A; or, Party B shall return the Leased Property as fitted out and renovated, in which case Party A shall make appropriate compensations to Party B.


                 ARTICLE SEVEN MAINTENANCE, REPAIR, REPLACEMENT
                       AND IMPROVEMENT OF LEASED PROPERTY

7.1 Party A shall conduct routine maintenance, repairs, replacement and improvement of the Leased Property and the auxiliary facilities at its own expense; provided that, expenses incurred from maintenance and repairs resulted from inappropriate use by Party B shall be borne by Party B.
7.2 Party A shall immediately repair any damage to the Leased Property not caused by Party B, exert its utmost efforts to ensure the normal use by Party B of the Leased Property and bear the expenses in connection therewith. In the event that such an instance occurs and, in Party B's judgment, the damage is so serious as to affect the normal use of the Leased Property by Party B, Party B may select to issue a written notice to Party A, requesting to suspend or terminate the lease of the damaged part of the Leased Property, in which case Party B need not pay the rent for the damaged part of the Leased Property beginning from the occurrence of such damage.



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
7.3 Party B shall repair or compensate for damages caused by it to the Leased Property and the relevant constructions or other facilities of Party A and bear the expenses. In the event of such an instance, Party A, judging from the seriousness of the damage, may have the option to issue a written notice to Party B, requesting to suspend or terminate the lease of the damaged part of the Leased Property, to which Party B shall give its consent, in which case Party B shall pay the rent due and payable prior to such termination for the damaged part of the Leased Property and other relevant charges.


            ARTICLE EIGHT TERM, CANCELLATION AND RENEWAL OF AGREEMENT
8.1 This Agreement, upon execution by the authorized representatives of the Parties and affixing with their official seals, shall come into effect on September 1, 2000 and expire on September 1, 2001. Unless otherwise stipulated in this Agreement, neither Party shall terminate the Agreement prior to the expiration of the lease term.
8.2 Unless otherwise stipulated in this Agreement or with Party B's prior written consent, Party A shall not terminate this Agreement prior to the expiration of the lease term hereunder. According to its actual needs, Party B may terminate or partially cancel this Agreement prior to the expiration of the term of this Agreement upon three month prior written notice to Party A. Within seven days after the termination of this Agreement, Party A shall refund Party B, out of the rent and property management fee already paid by Party B, the rent of Leased Property for the period between the date of such termination and the scheduled expiration date of this Agreement.

8.3 In respect of Party A's Own Property, this Agreement shall be automatically extended for one year upon the expiration of its term, unless Party B indicates otherwise in writing. The times of such extension shall be unlimited. In respect of Party A's Subleased Property, so long as the lease between Party A and the original lesser remains effective or extendable, this Agreement shall be automatically extended for one year upon the expiration of its term (the times of such extension shall be unlimited), unless Party A indicates in writing of its intention to terminate this Agreement three months prior to the expiration date hereof, this Agreement.


             ARTICLE NINE REPRESENTATIONS AND WARRANTIES OF PARTIES

9.1      Each of the Parties represents and warrants to each other as follows:

         (1) It is a limited liability company or an enterprise legal person duly established and in valid existence under the laws of the People's Republic of China;

         (2) It has the right and authority to enter into this Agreement and fulfill its obligations;


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

         (3) Its representative who will sign this Agreement has been fully authorized to do so by a valid letter of authorization or by the relevant resolution of its Board of Directors; and

         (4) Upon the execution of this Agreement and its annex attached hereto, this Agreement shall be binding upon it and can be enforced under applicable laws.

9.2      Party A hereby represents and warrants to Party B as follows:
         (1) Party A has the right and authority to legally own the Leased Property stipulated under this Agreement, and possesses all the relevant and complete approvals and certificates evidencing its legal ownership of the Leased Property stipulated under this Agreement, or has the right to sublease to Party B properties it leases from a third party. Party A has the right to enter into this Agreement and to lease or sublease to Party B the Leased Property stipulated in Article One (including the site and auxiliary facilities) in accordance with the terms and conditions herein; in the event that Party A's property rights and use rights to the property herein are contested in any circumstances and for whatever reasons, and Party B is unable to exercise its rights as a lessee or sustain other damages, Party A agrees to hold harmless from and indemnify Party B against any losses resulted therefrom;
         (2) Upon delivery to Party B for use, the Leased Property shall be in good conditions for normal use;

         (3) As long as Party B has paid the rent for the Leased Property and observed and fulfilled all the representations, commitments and conditions under this Agreement, Party B shall be able to freely occupy and enjoy the use of the Leased Property within the term of this Agreement without interference.

9.3 In the event that any representations or warranties made by Party A in Articles 9.1 and 9.2 above are untrue or incomplete, Party B shall have the right to terminate this Agreement at any time, in which case Party B shall have the right to claim compensation from Party A for all the actual losses Party B has sustained.

9.4      Party B hereby represents and warrants to Party A as follows:
         9.4.1 Party B will pay the relevant rent to Party A on a timely basis in accordance with this Agreement. In the event that Party B delays the rent payment for more than one day, Party B shall, in addition to payment of the rent overdue, pay, upon Party A's demand, a penalty of 0.03% of the total overdue and unpaid payment for each day overdue until Party B has completely fulfilled its obligations;
         9.4.2 Without Party A's written consent, Party B shall not sublease or


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

                  transfer to a third party any part of the Leased Property or any of its rights and obligations hereunder, or change the use and purpose of the Leased Property and any utilities. Should Party B violate any of the aforesaid provisions, Party A shall have the right to request Party B to stop such conduct and pay a surcharge equal to two times the proceeds from such sublease or transfer received by Party B, if any.


                  ARTICLE TEN UNDERTAKINGS AND INDEMNIFICATION

10.1 Unless otherwise stipulated in this Agreement, Party B shall, upon the demand of Party A, indemnify Party A against and hold Party A harmless from losses, expenses, damages, claims, actions, debts or liabilities arising from the following causes:

         10.1.1 injuries of any person or damages of property of citizens or institutions other than Party A or both Parties to this Agreement due to failure of performance or observation by Party B of this Agreement, unless such losses, expenses, damages, claims, actions, debts or liabilities were caused by Party A's gross negligence or willful misconduct or by an event of Force Majeure.

10.2 Unless otherwise stipulated in this Agreement, in the event of personal injuries or property damages within the premises of the Leased Property due to failure of Party A to fulfill its rights and obligations as stipulated in this Agreement, Party B may claim for compensation from Party A and Party A shall indemnify Party B against and hold Party B harmless from any losses, expenses, damages, claims, actions, debts or liabilities unless such events were caused by gross negligence or willful misconduct on the part of Party B.

10.3 Due to historical reasons, certain Leased Property leased by Party B have not been granted with title certificates and leasing permits. The Parties agree that Party A shall obtain the aforesaid certificates and permits and Party B shall render necessary assistance. Party A shall bear all the relevant fees and expenses in the course of obtaining the aforesaid certificates and permits. Before Party A has obtained such certificates and permits, neither Party shall cancel this Agreement on the ground that Party A has not acquired the aforesaid documents, or the Party raising the issue of canceling this Agreement shall bear, in addition to its own losses, all the losses sustained by the other Party.
10.4 Party A hereby acknowledges and agrees that any dispute with a third party arising from the lack of clarity of the property rights of the Leased Property shall have no bearing on Party B, and that Party A shall resolve any contest raised by any third party over Party B's use of the Leased Property, and such contest shall not affect Party B's use of the Leased Property hereunder. Party A shall compensate Party B for any losses sustained by Party B as the result of the aforesaid reason.

                         ARTICLE ELEVEN CONFIDENTIALITY
11.1 Both Parties to this Agreement herein shall keep strictly confidential the operational data and information of the other Party. Neither Party shall, without the other Party's written consent, provide or disclose to any company, enterprise, organization or individual any data or information with regard to the operations of the other Party, except for circumstances stipulated by the laws of the PRC and of the listing place of China Mobile (Hong Kong) Limited, or by either Party, for the purpose of its reorganization, to a third party (including without limitation to, relevant government departments and all the intermediary institutions involved in the reorganization) orally or in writing.

               ARTICLE TWELVE LIABILITIES FOR BREACH OF AGREEMENT

12.1 Any failure of either Party to perform any of the terms hereunder shall be deemed as breach of contract. Upon confirmation of occurrence of a breach, the breaching Party shall, within ten days of receiving a written notice from the non-breaching Party explaining the circumstances of such breach, correct such breach and make written notification to the non-breaching Party to the same effect; in the event that within ten days the breaching Party has not correct the breach or rendered any explanation in writing, the other Party shall have the right to terminate this Agreement prior to its expiration upon written notice to the breaching Party, in which case the breaching Party shall be responsible to compensate all the economic losses thus sustained by the other Party. In the event that one Party believes that such breach is nonexistent, both Parties shall consult with each other and try to resolve the issues thus caused. Should no resolution be reached through consultation, the issue shall be resolved in accordance with the dispute resolution clause herein.


                         ARTICLE THIRTEEN FORCE MAJEURE

13.1 Any event or circumstance beyond the reasonable control of the Parties and could not be avoided by exercise of due care on the part of the affected Party shall be deemed as an "event of Force Majeure" and shall include, but not limited to, earthquake, fire, explosion, storm, flood, lightening, or war.

13.2 Neither Party shall bear any liability for breach of contract to the other Party for its failure to carry out all or any of its obligations hereunder as a result of an event of Force Majeure. However, the Party or Parties affected by an event of Force Majeure shall, within fifteen days of the occurrence of the such event, notify the other Party of such event of Force Majeure along with relevant documentary evidence issued by the relevant government authorities. The Party or Parties shall resume the performance of its/their obligations hereunder within a reasonable period of time after the effects of the event of Force Majeure have been eliminated.

              ARTICLE FOURTEEN GOVERNING LAW AND DISPUTE RESOLUTION
14.1 The execution, validity, implementation, interpretation and resolution of dispute of this Agreement shall be governed by the laws of the People's Republic of China.
14.2 Any dispute arising from or in connection with the validity, interpretation or execution of this Agreement shall be settled by the Parties through friendly consultations. In the event that no resolution can be reached through consultations, either Party may submit the dispute to Jinan Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The award of such arbitration shall be final and binding upon both Parties.

14.3 Except for matters under arbitration, the remaining part of this Agreement is still in effect during the time of arbitration.

           ARTICLE FIFTEEN ASSUMPTION, TRANSFER AND TERMINATION OF AGREEMENT
15.1 Neither Party may assign or transfer all or any part of its rights and obligations under this Agreement to any third party without the other Party's prior written consent thereto.

15.2 In the event that Party A transfers its own buildings, Party A shall ensure that this Agreement will be equally binding upon the transferee.

15.3 Party A hereby acknowledges that Party B may be transformed into a wholly foreign-owned enterprise during the term of this Agreement without consent or acknowledgement by Party A either prior to or after the event, and that Party B's entire rights and obligations under this Agreement shall not be affected or changed on the ground that the nature of the company has changed into a wholly foreign-owned enterprise. Party A will acknowledge the legal status of such wholly foreign-owned enterprise in performing this Agreement.

15.4 In the event that the following conditions are not met, Shandong Mobile Communication Company Limited shall be entitled to terminate this Agreement at any time. After the termination of this Agreement, the Parties shall cease to enjoy any rights or assume any obligations under this Agreement or in connection with its termination, except the rights and obligations that have incurred under this Agreement prior to such termination.

         (1) China Mobile (Hong Kong) Limited ("CMHK") shall have been granted relevant waivers by the Stock Exchange of Hong Kong Limited ("HKSE") for CMHK's connected transactions in accordance with the listing rules of HKSE; and

         (2) The independent shareholders of CMHK who are deemed to be independent in accordance with the listing rules shall have approved relevant transactions.

                             ARTICLE SIXTEEN NOTICES

16.1 Any notice or other document to be given under this Agreement shall be delivered in writing and may be delivered in person, sent by registered mail or transmitted by facsimile to the Parties at their legal addresses stated in this Agreement or any other addresses a Party may have notified the other Party in accordance with this Article.

16.2 Any notice or document shall be deemed to have been received at the time as follows:

         if delivered in person, at the time of delivery;

         if delivered by registered mail, five (5) business days after being posted (excluding Saturdays, Sundays and public holidays); and

         if transmitted by facsimile, upon receipt, or if the time of transmission is during non-business hours, it shall be deemed to have been given at the beginning of the normal business hours of the succeeding day (excluding Saturdays, Sundays and public holidays), subject to proof by the sender or confirmation from the facsimile machine used for such transmission that a satisfactory transmission has been completed.


                         ARTICLE SEVENTEEN MISCELLANEOUS

17.1 This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supercedes any and all discussions, negotiations and agreements between them regarding the same subject matter prior to the execution of this Agreement.

17.2 In the performance of this Agreement, if any provision herein becomes ineffective or unenforceable as the result of implementation or amendment of law, such provision shall be ineffective to the extent that such law applies, without invalidating the remaining provisions of this Agreement. The Parties hereto have the rights to amend the provisions affected by the future implementation or amendment of law, which amendment shall constitute an integral part of this Agreement on the condition that such amendment will have no material effect on either Party's economic benefits hereunder.

17.3 Neither Party shall have the right to amend or modify this Agreement without both Parties' written confirmation thereof; the Parties, however, shall be able to enter into supplementary agreements to govern matters not considered herein.

17.4 This Agreement is signed in four counterparts. Each Party will keep two copies. The annex and/or supplementary agreements hereto are an integral part hereof and shall have the same force and effect as this Agreement.

PARTY A:  SHANDONG COMMUNICATION       PARTY B:   SHANDONG MOBILE
          SERVICE COMPANY                         COMMUNICATION COMPANY LIMITED

By: /s/ Han Naijiang                     By:  /s/ Li Huabin
 Legal or authorized representative     Legal or authorized representative

                            LIST OF LEASE-BACK ASSETS

             No.             Name of Company                    Rent /Year
             ---             ---------------                    ----------
             1                   Jinan                           239,497.85
             2                   Qingdao                      10,422,758.48
             3                   Zibo                            130,651.15
             4                   Yantai                           83,697.79
             5                   Weifang                         272,793.60
             6                   Zaozhuang                       880,369.57
             7                   Dongying                         89,025.00
             8                   Weihai                                0.00
             9                   Dezhou                           46,092.08
            10                   Jining                                0.00
            11                   Tai'an                                0.00
            12                   Linyi                           531,140.30
            13                   Heze                            407,152.88
            14                   Binzhou                               0.00
            15                   Liaocheng                             0.00
            16                   Rizhao                          396,586.80
            17                   Laiwu                             3,811.45
            18                   Total                        13,503,576.95

   FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS
                          (BUILDING UNMATCHED TO LAND)


---------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Zibo Branch                                                         Appraisal Base date: June 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
  No.        Name of Building       Building and   Detailed Address   Structure   Number      Floorage of         Time of
                                      Property                                   of Story    Buildings       Completion of the
                                       Title                                                (Square meters)   Building (mm/yy)
                                    Certificate
                                      Number
---------------------------------------------------------------------------------------------------------------------------------
   1     Honggou Module Bureau                    Hong Gou Road,      Brick         2            127.01           Jan-94
                                                  Zhangdian District
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                             1                                                                   127.01
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  No.     Name of Building    Building and   Detailed Address              Book Value
                                Property                         --------------------------   Rent/Square meter  Rent/Year
                                 Title                           Original (RMB)   Net (RMB)
                              Certificate
                                Number
--------------------------------------------------------------------------------------------------------------------------
   1  Honggou Module Bureau                 Hong Gou Road,       464,600.00       432,500.21        1028.67      130651.15
                                            Zhangdian District
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                          1                                      464,600.00       432,500.21                     130651.15
--------------------------------------------------------------------------------------------------------------------------

     FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE
                          (BUILDING UNMATCHED TO LAND)


Name of the Assets Owner: Zaozhuang Branch                                                  Appraisal Base date: June 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
 No.     Name of Building       Building and Property       Detailed Address      Number of    Floorage of        Time of
                              Title Certificate Number                              Story       Building     Completion of the
                                                                                             (Square meters)  Building (mm/yy)
--------------------------------------------------------------------------------------------------------------------------------
 2    Tengzhou Post Hotel     Teng Building Property        60 Jing He Zhong         7           2,700.00         Oct-96
                              Title Certificate Zi          Road, Tengzhou
                              No.10011016
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                       1                                                                         2,700.00
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 No.    Name of Building     Building and Property    Detailed Address              Book Value       Rent/Square meter    Rent/Year
                           Title Certificate Number                     ---------------------------
                                                                        Original (RMB)    Net (RMB)

----------------------------------------------------------------------------------------------------------------------------------
 2   Tengzhou Post Hotel   Teng Building Property     60 Jing He Zhong  18,047,480.00   17,123,193.07    326.08          880369.57
                           Title Certificate Zi       Road, Tengzhou
                           No.10011016
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                      1                                                 18,047,480.00   17,123,193.07                    880369.57
----------------------------------------------------------------------------------------------------------------------------------

   FIXED ASSETS --- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS
                          (BUILDING UNMATCHED TO LAND)

-----------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner:Yantai Branch                                                  Appraisal Base date: June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
 No.       Name of Building       Building and Property     Detailed Address      Number of    Floorage of        Time of
                                    Title Certificate                               Story       Building      Completion of
                                         Number                                              (Square meters)   the Building
                                                                                                                 (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------
  2    Building in Bai Shi Road  Yan Private Building    42 Xin Lin Lane             5                77.07       Jan-94
                                 Property Title
                                 Certificate E2000 Zi
                                 No.06111
-----------------------------------------------------------------------------------------------------------------------------
  4    Building at Qing Nian     Yan Private Building    Room 801, 46 Qing Nian      8                31.73       Jan-98
       Road                      Property Title          Road
                                 Certificate E2000 Zi
                                 No.17026
-----------------------------------------------------------------------------------------------------------------------------
  13   Machine Room of the                               North of the Second         3                42.40       Jan-97
       Development                                       Floor, Development
                                                         Area Branch
-----------------------------------------------------------------------------------------------------------------------------
  15   Chengli Post and Telecom                          12 You Dian Lane,           4               175.00       Jan-97
       Building                                          Chengli Street
-----------------------------------------------------------------------------------------------------------------------------
                             4                                                                       326.20
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 No.       Name of Building       Building and Property     Detailed Address                 Book Value
                                    Title Certificate
                                         Number                                  Original (RMB)       Net (RMB)

----------------------------------------------------------------------------------------------------------------
  2    Building in Bai Shi Road  Yan Private Building    42 Xin Lin Lane          128,400.00         107,800.28
                                 Property Title
                                 Certificate E2000 Zi
                                 No.06111
----------------------------------------------------------------------------------------------------------------
                                 Yan Private Building
       Building at Qing Nian     Property Title          Room 801, 46 Qing Nian
  4    Road                      Certificate E2000 Zi    Road                     113,408.00         110,983.44
                                 No.17026
----------------------------------------------------------------------------------------------------------------
                                                         North of the Second
  13   Machine Room of the                               Floor, Development        11,654.63           7,000.80
       Development                                       Area Branch
----------------------------------------------------------------------------------------------------------------
  15   Chengli Post and Telecom                          12 You Dian Lane,
       Building                                          Chengli Street            43,839.11          19,458.68
----------------------------------------------------------------------------------------------------------------
                             4                                                    295,501.74         245,023.18
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 No.       Name of Building       Building and Property     Detailed Address     Rent/Square meter    Rent/Year
                                    Title Certificate
                                         Number

---------------------------------------------------------------------------------------------------------------
  2    Building in Bai Shi Road  Yan Private Building    42 Xin Lin Lane              294.48          22,895.57
                                 Property Title
                                 Certificate E2000 Zi
                                 No.06111
---------------------------------------------------------------------------------------------------------------
                                 Yan Private Building
       Building at Qing Nian     Property Title          Room 801, 46 Qing Nian
  4    Road                      Certificate E2000 Zi    Road                         296.18           9,397.79
                                 No.17026
--------------------------------------------------------------------------------------------------------------
                                                         North of the Second
  13   Machine Room of the                               Floor, Development           231.72           9,624.83
       Development                                       Area Branch
---------------------------------------------------------------------------------------------------------------
  15   Chengli Post and Telecom                          12 You Dian Lane,
       Building                                          Chengli Street               238.74          41,779.50
---------------------------------------------------------------------------------------------------------------
                             4                                                                        83,697.79
---------------------------------------------------------------------------------------------------------------

     FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE
                          (BUILDING UNMATCHED TO LAND)

---------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner:Weifang Branch                                                        Appraisal Base date: June 30, 2000
---------------------------------------------------------------------------------------------------------------------------------
  No.       Name of Building      Building and Property     Detailed Address      Number of    Floorage of   Time of Completion
                                    Title Certificate                               Story       Building       of the Building
                                         Number                                              (Square meters)       (mm/yy)
---------------------------------------------------------------------------------------------------------------------------------
   16      Brick and Wood                                West End of Nan Wai         3               578.00        Apr-98
           Machine Room                                  Huan Road, Gaomi
---------------------------------------------------------------------------------------------------------------------------------
   17      Office Building                               West End of Nan Wai         2               961.00        Jun-98
                                                         Huan Road, Gaomi
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                             2                                                                     1,539.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  No.       Name of Building      Building and Property     Detailed Address                 Book Value
                                    Title Certificate                            Original (RMB)      Net (RMB)
                                         Number
---------------------------------------------------------------------------------------------------------------
   16      Brick and Wood                                West End of Nan Wai      1,734,224.30     1,551,986.18
           Machine Room                                  Huan Road, Gaomi
---------------------------------------------------------------------------------------------------------------
   17      Office Building                               West End of Nan Wai      1,501,720.05     1,411,987.67
                                                         Huan Road, Gaomi
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                             2                                                    3,235,944.35     2,963,973.65
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  No.       Name of Building      Building and Property     Detailed Address     Rent/Square meter     Rent/Year
                                    Title Certificate
                                         Number
----------------------------------------------------------------------------------------------------------------
   16      Brick and Wood                                West End of Nan Wai            120              69360
           Machine Room                                  Huan Road, Gaomi
----------------------------------------------------------------------------------------------------------------
   17      Office Building                               West End of Nan Wai            120             115320
                                                         Huan Road, Gaomi
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                             2                                                                          184680
----------------------------------------------------------------------------------------------------------------

 FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES
                          (BUILDING UNMATCHED TO LAND)

------------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Weifang Branch                                                   Appraisal Base date: June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
  No.     Name of Building      Building and       Detailed Address   Structure      Number     Floorage      Time of
                               Property Title                                         of           of       Completion     Cost Unit
                             Certificate Number                                      Story      Building      of the        Price
                                                                                                (Square      Building    (RMB/square
                                                                                                 meters)     (mm/yy)       meters)
------------------------------------------------------------------------------------------------------------------------------------
   2     Sales Office       Weigao Building       137 Shun He Road    Brick/Concrete   2         117.60       Apr-98        483.21
                            Property Title        (Zhen Fu Street),
                            Certificate Public    Gaomi
                            Zi No.00000289
------------------------------------------------------------------------------------------------------------------------------------
   4     Two-story                                30 Fang Zi Gong An  Brick/Concrete   2         616.68       Jan-94      1,015.81
         Fangcheng Building                       Street
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                        2                                                                        734.28
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
  No.     Name of Building      Building and       Detailed Address                Book Value
                               Property Title
                             Certificate Number

                                                                        Original (RMB)        Net (RMB)

---------------------------------------------------------------------------------------------------------
   2     Sales Office       Weigao Building       137 Shun He Road         56,825.68          50,854.25
                            Property Title        (Zhen Fu Street),
                            Certificate Public    Gaomi
                            Zi No.00000289
---------------------------------------------------------------------------------------------------------
   4     Two-story                                30 Fang Zi Gong An
         Fangcheng Building                       Street                  626,429.60         470,489.23
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                        2                                                  683,255.26         521,323.48
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
  No.     Name of Building      Building and       Detailed Address
                               Property Title
                             Certificate Number
                                                                         Rent/Square meter    Rent/Year

-------------------------------------------------------------------------------------------------------
   2     Sales Office       Weigao Building       137 Shun He Road           120              14112
                            Property Title        (Zhen Fu Street),
                            Certificate Public    Gaomi
                            Zi No.00000289
--------------------------------------------------------------------------------------------------------
   4     Two-story                                30 Fang Zi Gong An
         Fangcheng Building                       Street                     120            74001.6
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                        2                                                                    88119.6
--------------------------------------------------------------------------------------------------------

 FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES
                          (BUILDING UNMATCHED TO LAND)


------------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Rizhao Branch                                                       Appraisal Base date: June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
  No.      Name of Building        Building and      Detailed Address     Number       Floorage of      Time of
                                  Property Title                         of Story      Building      Completion of   Cost Unit Price
                                Certificate Number                                  (Square meters)   the Building    (RMB/square
                                                                                                        (mm/yy)         meters)
------------------------------------------------------------------------------------------------------------------------------------
   3     Rizhao Mobile Sales   Building Property    5 Hai Qu Zhong            5          3304.89         Aug-89         1,694.48
         Building              Title Certificate    Road, Rizhao City
                               Ri Property Zi
                               No.10408
------------------------------------------------------------------------------------------------------------------------------------
   5
------------------------------------------------------------------------------------------------------------------------------------
   6
------------------------------------------------------------------------------------------------------------------------------------
   7
------------------------------------------------------------------------------------------------------------------------------------
   8
------------------------------------------------------------------------------------------------------------------------------------
   9
------------------------------------------------------------------------------------------------------------------------------------
   12
------------------------------------------------------------------------------------------------------------------------------------
   13
------------------------------------------------------------------------------------------------------------------------------------
   14
------------------------------------------------------------------------------------------------------------------------------------
   15
------------------------------------------------------------------------------------------------------------------------------------
   16
------------------------------------------------------------------------------------------------------------------------------------
   17
------------------------------------------------------------------------------------------------------------------------------------
   18
------------------------------------------------------------------------------------------------------------------------------------
   19
------------------------------------------------------------------------------------------------------------------------------------
   20                      1                                                             3304.89
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  No.    Name of Building        Building and      Detailed Address              Book Value
                                Property Title
                              Certificate Number                                                     Rent/Square meter    Rent/Year
                                                                      Original (RMB)   Net (RMB)
-----------------------------------------------------------------------------------------------------------------------------------
   3   Rizhao Mobile Sales   Building Property    5 Hai Qu Zhong         5600000        5600000               120          396586.8
       Building              Title Certificate    Road, Rizhao City
                             Ri Property Zi
                             No.10408
-----------------------------------------------------------------------------------------------------------------------------------
   5
-----------------------------------------------------------------------------------------------------------------------------------
   6
-----------------------------------------------------------------------------------------------------------------------------------
   7
-----------------------------------------------------------------------------------------------------------------------------------
   8
-----------------------------------------------------------------------------------------------------------------------------------
   9
-----------------------------------------------------------------------------------------------------------------------------------
   12
-----------------------------------------------------------------------------------------------------------------------------------
   13
-----------------------------------------------------------------------------------------------------------------------------------
   14
-----------------------------------------------------------------------------------------------------------------------------------
   15
-----------------------------------------------------------------------------------------------------------------------------------
   16
-----------------------------------------------------------------------------------------------------------------------------------
   17
-----------------------------------------------------------------------------------------------------------------------------------
   18
-----------------------------------------------------------------------------------------------------------------------------------
   19
-----------------------------------------------------------------------------------------------------------------------------------
   20                    1                                               5600000        5600000                            396586.8
-----------------------------------------------------------------------------------------------------------------------------------

   FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS
                          (BUILDING UNMATCHED TO LAND)

---------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Qingdao Branch                                                     Appraisal Base date: June 30, 2000
---------------------------------------------------------------------------------------------------------------------------
No.   Fixed Assets List       Name of Building               Detailed Address                    Number      Floorage of
                                                                                               of Story   Building (Square
                                                                                                               meters)
---------------------------------------------------------------------------------------------------------------------------
1     Jia Ding Road Base      Civil House, Jia Ding Road     65 Jia Ding Road                     6            85.00
      Station
---------------------------------------------------------------------------------------------------------------------------
2     Qi Dong Road Base       Civil House, Qi Dong Road      Room 702, Entrance 3, 38 Qi          7            84.36
      Station                                                Dong Road
---------------------------------------------------------------------------------------------------------------------------
3     Er Hang Xiao Base       Civil House, Si Liu Zhong      4 Si Liu Zhong Road                  6            65.00
      Station                 Road
---------------------------------------------------------------------------------------------------------------------------
                                                             Room 701, Entrance 6,
4     Yi Bai Base Station     Civil House, Ning Xia Road     Building Jia No.1,59 Ning Xia        7            73.91
                                                             Road
---------------------------------------------------------------------------------------------------------------------------
5     Rui An Road Base        Long Chang Company             101 Rui An Road                      7            53.00
      Station
---------------------------------------------------------------------------------------------------------------------------
6     De Ping Base Station    Post Office Living             1 De Ping Road                       6            28.00
                              Building
---------------------------------------------------------------------------------------------------------------------------
7     Jin Tan Road Base       Post Office Living             14 Jin Tan Yi Road                   6            37.00
      Station                 Building
---------------------------------------------------------------------------------------------------------------------------
8     Yan Ji Road Base        Post Office Living             107 Shan Dong Road                   7            47.00
      Station                 Building
---------------------------------------------------------------------------------------------------------------------------
9     Dun Hua Road Base       Hong Ye Group Company          Room 701, Entrance 1, No.1           7            75.27
      Station                                                Building, 1 Ren Min Road
---------------------------------------------------------------------------------------------------------------------------
10    Architectural and       Civil House, An Shan Er        21 An Shan Er Road                   7            89.00
      Engineering School      Road
      Base Station
---------------------------------------------------------------------------------------------------------------------------
11    Qin Ling Road Base      Civil House, Jin Jia Ling      Inside Jin Jia Ling Village          6           220.87
      Station                 Village
---------------------------------------------------------------------------------------------------------------------------
12    Zhu Hai Road Base       New World Development          1 Shan Tou Road                      6            91.42
      Station                 Company
---------------------------------------------------------------------------------------------------------------------------
13    Wei Hai Road Base       Civil House                    Wei Hai Road                         6           146.48
      Station
---------------------------------------------------------------------------------------------------------------------------
14    Re He Road Base Station Jiao Yun Tower                 Level 22 59 Re He Road              15           131.16
---------------------------------------------------------------------------------------------------------------------------
15    Yang Jia Qun Base       Civil House, Bao Er            No.1 Bilding, Bao Er Dong            7            61.00
      Station                 Village                        Ling E District
---------------------------------------------------------------------------------------------------------------------------
16    Ren Min Road Base       Zhen Ye Tower                  27 Ren Min Road                     15           214.54
      Station
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
No.   Fixed Assets List       Name of Building               Detailed Address                   Time of
                                                                                           Completion of the
                                                                                           Building (mm/yy)
--------------------------------------------------------------------------------------------------------------
1     Jia Ding Road Base      Civil House, Jia Ding Road     65 Jia Ding Road                  May-98
      Station
--------------------------------------------------------------------------------------------------------------
2     Qi Dong Road Base       Civil House, Qi Dong Road      Room 702, Entrance 3, 38 Qi       Sep-97
      Station                                                Dong Road
--------------------------------------------------------------------------------------------------------------
3     Er Hang Xiao Base       Civil House, Si Liu Zhong      4 Si Liu Zhong Road               Apr-98
      Station                 Road
--------------------------------------------------------------------------------------------------------------
                                                             Room 701, Entrance 6,
4     Yi Bai Base Station     Civil House, Ning Xia Road     Building Jia No.1,59 Ning Xia     Apr-98
                                                             Road
--------------------------------------------------------------------------------------------------------------
5     Rui An Road Base        Long Chang Company             101 Rui An Road                   Sep-97
      Station
--------------------------------------------------------------------------------------------------------------
6     De Ping Base Station    Post Office Living             1 De Ping Road                    Jan-79
                              Building
--------------------------------------------------------------------------------------------------------------
7     Jin Tan Road Base       Post Office Living             14 Jin Tan Yi Road                Jan-89
      Station                 Building
--------------------------------------------------------------------------------------------------------------
8     Yan Ji Road Base        Post Office Living             107 Shan Dong Road                Jan-97
      Station                 Building
--------------------------------------------------------------------------------------------------------------
9     Dun Hua Road Base       Hong Ye Group Company          Room 701, Entrance 1, No.1        Apr-98
      Station                                                Building, 1 Ren Min Road
--------------------------------------------------------------------------------------------------------------
10    Architectural and       Civil House, An Shan Er        21 An Shan Er Road                Apr-98
      Engineering School      Road
      Base Station
--------------------------------------------------------------------------------------------------------------
11    Qin Ling Road Base      Civil House, Jin Jia Ling      Inside Jin Jia Ling Village       Feb-98
      Station                 Village
--------------------------------------------------------------------------------------------------------------
12    Zhu Hai Road Base       New World Development          1 Shan Tou Road                   Aug-97
      Station                 Company
--------------------------------------------------------------------------------------------------------------
13    Wei Hai Road Base       Civil House                    Wei Hai Road                      Jan-90
      Station
--------------------------------------------------------------------------------------------------------------
14    Re He Road Base Station Jiao Yun Tower                 Level 22 59 Re He Road            May-96
--------------------------------------------------------------------------------------------------------------
15    Yang Jia Qun Base       Civil House, Bao Er            No.1 Bilding, Bao Er Dong         Jan-98
      Station                 Village                        Ling E District
--------------------------------------------------------------------------------------------------------------
16    Ren Min Road Base       Zhen Ye Tower                  27 Ren Min Road                   Apr-96
      Station
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
No.   Fixed Assets List       Name of Building               Detailed Address                         Book Value

                                                                                           Original (RMB)    Net (RMB)
-----------------------------------------------------------------------------------------------------------------------
1     Jia Ding Road Base      Civil House, Jia Ding Road     65 Jia Ding Road               157,934.50      113,160.07
      Station
-----------------------------------------------------------------------------------------------------------------------
2     Qi Dong Road Base       Civil House, Qi Dong Road      Room 702, Entrance 3, 38 Qi    274,560.00      165,587.14
      Station                                                Dong Road
-----------------------------------------------------------------------------------------------------------------------
3     Er Hang Xiao Base       Civil House, Si Liu Zhong      4 Si Liu Zhong Road            191,951.00       92,049.02
      Station                 Road
-----------------------------------------------------------------------------------------------------------------------
                                                             Room 701, Entrance 6,
4     Yi Bai Base Station     Civil House, Ning Xia Road     Building Jia No.1,59 Ning Xia  163,231.00      113,669.95
                                                             Road
-----------------------------------------------------------------------------------------------------------------------
5     Rui An Road Base        Long Chang Company             101 Rui An Road                 62,381.00       37,621.98
      Station
-----------------------------------------------------------------------------------------------------------------------
6     De Ping Base Station    Post Office Living             1 De Ping Road                  32,958.00        9,556.60
                              Building
-----------------------------------------------------------------------------------------------------------------------
7     Jin Tan Road Base       Post Office Living             14 Jin Tan Yi Road              43,594.00       13,078.20
      Station                 Building
-----------------------------------------------------------------------------------------------------------------------
8     Yan Ji Road Base        Post Office Living             107 Shan Dong Road              60,489.00       27,449.30
      Station                 Building
-----------------------------------------------------------------------------------------------------------------------
9     Dun Hua Road Base       Hong Ye Group Company          Room 701, Entrance 1, No.1     168,058.00      105,489.00
      Station                                                Building, 1 Ren Min Road
-----------------------------------------------------------------------------------------------------------------------
10    Architectural and       Civil House, An Shan Er        21 An Shan Er Road             160,336.80      111,850.95
      Engineering School      Road
      Base Station
-----------------------------------------------------------------------------------------------------------------------
11    Qin Ling Road Base      Civil House, Jin Jia Ling      Inside Jin Jia Ling Village    507,550.20      334,681.62
      Station                 Village
-----------------------------------------------------------------------------------------------------------------------
12    Zhu Hai Road Base       New World Development          1 Shan Tou Road                329,112.00      192,267.23
      Station                 Company
-----------------------------------------------------------------------------------------------------------------------
13    Wei Hai Road Base       Civil House                    Wei Hai Road                   323,200.00      268,834.53
      Station
-----------------------------------------------------------------------------------------------------------------------
14    Re He Road Base Station Jiao Yun Tower                 Level 22 59 Re He Road         543,501.60      103,995.60
-----------------------------------------------------------------------------------------------------------------------
15    Yang Jia Qun Base       Civil House, Bao Er            No.1 Bilding, Bao Er Dong       70,150.00       18,707.60
      Station                 Village                        Ling E District
-----------------------------------------------------------------------------------------------------------------------
16    Ren Min Road Base       Zhen Ye Tower                  27 Ren Min Road                665,047.00      212,657.65
      Station
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
No.   Fixed Assets List       Name of Building               Detailed Address
                                                                                            Rent/Square   Rent/Year
                                                                                              meter
-------------------------------------------------------------------------------------------------------------------
1     Jia Ding Road Base      Civil House, Jia Ding Road     65 Jia Ding Road                 500.00      42,500.00
      Station
-------------------------------------------------------------------------------------------------------------------
2     Qi Dong Road Base       Civil House, Qi Dong Road      Room 702, Entrance 3, 38 Qi      700.00      59,052.00
      Station                                                Dong Road
-------------------------------------------------------------------------------------------------------------------
3     Er Hang Xiao Base       Civil House, Si Liu Zhong      4 Si Liu Zhong Road              400.00      34,000.00
      Station                 Road
-------------------------------------------------------------------------------------------------------------------
                                                             Room 701, Entrance 6,
4     Yi Bai Base Station     Civil House, Ning Xia Road     Building Jia No.1,59 Ning Xia    699.05      51,667.00
                                                             Road
-------------------------------------------------------------------------------------------------------------------
5     Rui An Road Base        Long Chang Company             101 Rui An Road                  400.00      21,200.00
      Station
-------------------------------------------------------------------------------------------------------------------
6     De Ping Base Station    Post Office Living             1 De Ping Road                   700.00      19,600.00
                              Building
-------------------------------------------------------------------------------------------------------------------
7     Jin Tan Road Base       Post Office Living             14 Jin Tan Yi Road               600.00      22,200.00
      Station                 Building
-------------------------------------------------------------------------------------------------------------------
8     Yan Ji Road Base        Post Office Living             107 Shan Dong Road               600.00      26,200.00
      Station                 Building
-------------------------------------------------------------------------------------------------------------------
9     Dun Hua Road Base       Hong Ye Group Company          Room 701, Entrance 1, No.1       600.00      45,162.00
      Station                                                Building, 1 Ren Min Road
-------------------------------------------------------------------------------------------------------------------
10    Architectural and      Civil House, An Shan Er         21 An Shan Er Road               500.00      44,500.00
      Engineering School     Road
      Base Station
-------------------------------------------------------------------------------------------------------------------
11    Qin Ling Road Base      Civil House, Jin Jia Ling      Inside Jin Jia Ling Village      500.00     110,325.00
      Station                 Village
-------------------------------------------------------------------------------------------------------------------
12    Zhu Hai Road Base       New World Development          1 Shan Tou Road                  696.78      63,700.00
      Station                 Company
-------------------------------------------------------------------------------------------------------------------
13    Wei Hai Road Base       Civil House                    Wei Hai Road                     335.88      49,200.00
      Station
-------------------------------------------------------------------------------------------------------------------
14    Re He Road Base Station Jiao Yun Tower                 Level 22 59 Re He Road           700.00      91,812.00
-------------------------------------------------------------------------------------------------------------------
15    Yang Jia Qun Base       Civil House, Bao Er            No.1 Bilding, Bao Er Dong        400.00      24,400.00
      Station                 Village                        Ling E District
-------------------------------------------------------------------------------------------------------------------
16    Ren Min Road Base       Zhen Ye Tower                  27 Ren Min Road                  408.74     107,000.00
      Station
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
17    Gao Ke RMB Base         Bi Hai Shan Zhuang             Rooms 401,601, No.2F                 8           268.87
      Station                                                Building, 254 Hongkong Dong
                                                             Road
--------------------------------------------------------------------------------------------------------------------------------
18    Lun Bo Base Station     Civil House, Si Chuan Road     Room 103, Entrance 2, 15 Si         10           101.31
                                                             Chuan Road
--------------------------------------------------------------------------------------------------------------------------------
19    Hongkong Zhong Road     Jin Guang Tower                50 Hongkong Zhong Road              26           237.00
      Base Station
--------------------------------------------------------------------------------------------------------------------------------
20    Tuan Dao Base Station   Yin Zuo Tower                  Rooms 2601,2602 and 2603, 24        26           323.69
                                                             Guan Yin Xia Road
--------------------------------------------------------------------------------------------------------------------------------
21    Da Yao Base Station     Civil House, Ning Xia Road     264 Ning Xia Road                    8           156.00
--------------------------------------------------------------------------------------------------------------------------------
22    Yan Jia Shan Base       Living Area, Luo Yang Road     2 Zheng Zhou Road, Si Fang           6            88.82
      Station                                                District
--------------------------------------------------------------------------------------------------------------------------------
23    Hua Jia Tower Base      Hua Jia Tower                  Room 2303, 62 Shan Dong Road        23           108.94
      Station
--------------------------------------------------------------------------------------------------------------------------------
24    Zheng Jiang Nan Road    Lian Hua Real Estate           31 Yan Cheng Road                    8            33.83
      Base Station
--------------------------------------------------------------------------------------------------------------------------------
25    Gao Ke RMB Base         Civil House, Zhujiawa          Inside Zhujiawa Village              8            96.00
      Station                 Village
--------------------------------------------------------------------------------------------------------------------------------
26    Shilaoren Base          Inside Shilaoren Village       No.6 Building, East 1 Area,          5            53.98
      Station                                                Shilaoren Village
--------------------------------------------------------------------------------------------------------------------------------
27    Bei Cun Base Station    Inside Fu Shan Hou Area        No.12 Building, No. 1 Civil          6            80.00
                                                             Area, Gao Ke RMB
--------------------------------------------------------------------------------------------------------------------------------
28    Pu Ji Road Base         Civil House, Xin Min Li        11 Pu Ji Road, North Area of         7            87.80
      Station                                                the City
--------------------------------------------------------------------------------------------------------------------------------
29    Jiang Xi Road Base      Yu Jin Garden                  66 Jiang Xi Road                     6           113.00
      Station
--------------------------------------------------------------------------------------------------------------------------------
30    Tai Qing Road Base      Garden Industry and            Room 601, Entrance 6, No.1           8            95.09
      Station                 Commerce Company               Building, 6 Long Tan Road
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
17    Gao Ke RMB Base         Bi Hai Shan Zhuang             Rooms 401,601, No.2F                       1,519,141.23    1,213,457.89
      Station                                                Building, 254 Hongkong Dong  Mar-96
                                                             Road
------------------------------------------------------------------------------------------------------------------------------------
18    Lun Bo Base Station     Civil House, Si Chuan Road     Room 103, Entrance 2, 15 Si  Aug-97          282,693.00      165,149.25
                                                             Chuan Road
------------------------------------------------------------------------------------------------------------------------------------
19    Hongkong Zhong Road     Jin Guang Tower                50 Hongkong Zhong Road       May-96        1,327,200.00      986,756.23
      Base Station
------------------------------------------------------------------------------------------------------------------------------------
20    Tuan Dao Base Station   Yin Zuo Tower                  Rooms 2601,2602 and 2603, 24 May-96        1,104,670.00      977,106.69
                                                             Guan Yin Xia Road
------------------------------------------------------------------------------------------------------------------------------------
21    Da Yao Base Station     Civil House, Ning Xia Road     264 Ning Xia Road            Sep-98          593,180.00      245,636.84
------------------------------------------------------------------------------------------------------------------------------------
22    Yan Jia Shan Base       Living Area, Luo Yang Road     2 Zheng Zhou Road, Si Fang   Jan-96          273,462.40       71,899.26
      Station                                                District
------------------------------------------------------------------------------------------------------------------------------------
23    Hua Jia Tower Base      Hua Jia Tower                  Room 2303, 62 Shan Dong Road Aug-97          465,300.00      271,628.26
      Station
------------------------------------------------------------------------------------------------------------------------------------
24    Zheng Jiang Nan Road    Lian Hua Real Estate           31 Yan Cheng Road            Aug-97          148,852.00       88,959.34
      Base Station
------------------------------------------------------------------------------------------------------------------------------------
25    Gao Ke RMB Base         Civil House, Zhujiawa          Inside Zhujiawa Village      Aug-97          121,511.00       70,986.73
      Station                 Village
------------------------------------------------------------------------------------------------------------------------------------
26    Shilaoren Base          Inside Shilaoren Village       No.6 Building, East 1 Area,  Aug-97           92,352.00       53,952.04
      Station                                                Shilaoren Village
------------------------------------------------------------------------------------------------------------------------------------
27    Bei Cun Base Station    Inside Fu Shan Hou Area        No.12 Building, No. 1 Civil  Aug-97          104,000.00       60,768.80
                                                             Area, Gao Ke RMB
------------------------------------------------------------------------------------------------------------------------------------
28    Pu Ji Road Base         Civil House, Xin Min Li        11 Pu Ji Road, North Area of Sep-97          178,334.00      107,553.24
      Station                                                the City
------------------------------------------------------------------------------------------------------------------------------------
29    Jiang Xi Road Base      Yu Jin Garden                  66 Jiang Xi Road             Sep-97          344,650.00      207,856.42
      Station
------------------------------------------------------------------------------------------------------------------------------------
30    Tai Qing Road Base      Garden Industry and            Room 601, Entrance 6, No.1   Sep-97          224,829.00      135,654.08
      Station                 Commerce Company               Building, 6 Long Tan Road
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
17    Gao Ke RMB Base         Bi Hai Shan Zhuang             Rooms 401,601, No.2F
      Station                                                Building, 254 Hongkong Dong       598.75     172,962.00
                                                             Road
---------------------------------------------------------------------------------------------------------------------
18    Lun Bo Base Station     Civil House, Si Chuan Road     Room 103, Entrance 2, 15 Si       740.30      75,000.00
                                                             Chuan Road
---------------------------------------------------------------------------------------------------------------------
19    Hongkong Zhong Road     Jin Guang Tower                50 Hongkong Zhong Road            700.00     165,900.00
      Base Station
---------------------------------------------------------------------------------------------------------------------
20    Tuan Dao Base Station   Yin Zuo Tower                  Rooms 2601,2602 and 2603, 24      696.91     225,583.00
                                                             Guan Yin Xia Road
---------------------------------------------------------------------------------------------------------------------
21    Da Yao Base Station     Civil House, Ning Xia Road     264 Ning Xia Road                 700.00     109,200.00
---------------------------------------------------------------------------------------------------------------------
22    Yan Jia Shan Base       Living Area, Luo Yang Road     2 Zheng Zhou Road, Si Fang        400.00      35,528.00
      Station                                                District
---------------------------------------------------------------------------------------------------------------------
23    Hua Jia Tower Base      Hua Jia Tower                  Room 2303, 62 Shan Dong Road      700.00      76,258.00
      Station
---------------------------------------------------------------------------------------------------------------------
24    Zheng Jiang Nan Road    Lian Hua Real Estate           31 Yan Cheng Road                 703.52      23,600.00
      Base Station
---------------------------------------------------------------------------------------------------------------------
25    Gao Ke RMB Base         Civil House, Zhujiawa          Inside Zhujiawa Village           500.00      48,000.00
      Station                 Village
---------------------------------------------------------------------------------------------------------------------
26    Shilaoren Base          Inside Shilaoren Village       No.6 Building, East 1 Area,       500.37      27,000.00
      Station                                                Shilaoren Village
---------------------------------------------------------------------------------------------------------------------
27    Bei Cun Base Station    Inside Fu Shan Hou Area        No.12 Building, No. 1 Civil       593.75      47,500.00
                                                             Area, Gao Ke RMB
---------------------------------------------------------------------------------------------------------------------
28    Pu Ji Road Base         Civil House, Xin Min Li        11 Pu Ji Road, North Area of      600.00      40,560.00
      Station                                                the City
---------------------------------------------------------------------------------------------------------------------
29    Jiang Xi Road Base      Yu Jin Garden                  66 Jiang Xi Road                  700.00      79,100.00
      Station
---------------------------------------------------------------------------------------------------------------------
30    Tai Qing Road Base      Garden Industry and            Room 601, Entrance 6, No.1        700.00      67,123.00
      Station                 Commerce Company               Building, 6 Long Tan Road
---------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

   FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS
                          (BUILDING UNMATCHED TO LAND)

----------------------------------------------------------------------------------------------------------------------------------
   Name of the Assets Owner:Qingdao Branch                                                   Appraisal Base date: June 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
   No.   Fixed Assets List           Name of Building            Detailed Address                   Number          Floorage of
                                                                                                   of Story      Building (Square
                                                                                                                      meters)
----------------------------------------------------------------------------------------------------------------------------------
   31    Liu Ting Base Station       Civil House,                Village Committee Office              2               26.00
                                     Xianjiazhai                 Building, Xianjiazhai
----------------------------------------------------------------------------------------------------------------------------------
   32    Xing Tai Road Base          Chang Kou Park Living       17 Yi Network, Xing Tai Road,         7              139.94
         Station                     Area                        Licang District
----------------------------------------------------------------------------------------------------------------------------------
   33    Kai Ping Road Base          Licang Real Estate          Room 704, 56 Kai Ping Road            7               67.22
         Station                     Company
----------------------------------------------------------------------------------------------------------------------------------
   34    Laoshan Beishan Mobile      Laoshan Beishan Mobile      Beishan Telephone Factory             1               80.00
         Base Station                Base Station
----------------------------------------------------------------------------------------------------------------------------------
   35    Laoshan Chengyang           Inside Chengyang            Inside Chengyang Telecom              1              150.00
         Mobile Base Station         Telecom Bureau              Bureau
----------------------------------------------------------------------------------------------------------------------------------
   36    Laoshan Shangwangbu         Laoshan Shangwangbu         Laoshan Shangwangbu Village           1               64.00
         Buildings                   Village
----------------------------------------------------------------------------------------------------------------------------------
   37    Laoshan Nanjiang Base       Nanjiang Village,           Nanjiang Village, Shazikou            1              203.00
         Station                     Shazikou
----------------------------------------------------------------------------------------------------------------------------------
   5                                 Jimo Anti-chemical Team     Wen Hua Road, Jimu                    2              170.00
----------------------------------------------------------------------------------------------------------------------------------
   16                                Mobile 2600 Zhanshan        Zhanshan, Qingdao                     1              112.00
----------------------------------------------------------------------------------------------------------------------------------
   17                                Cuobuling Base Station      Cuobuling, Qingdao                    1              112.00
----------------------------------------------------------------------------------------------------------------------------------
   18                                Jin Ling Garden,            High-tech Garden, Qingdao             6              132.00
                                     High-tech Garden
----------------------------------------------------------------------------------------------------------------------------------
   19                                Hong Qian Garden GSM        Qingdao City                          1              120.00
                                     Base Station
----------------------------------------------------------------------------------------------------------------------------------
   21                                53 Dong Hai Road GSM        Dong Hai Road, Qingdao City           6              130.00
                                     Base Station
----------------------------------------------------------------------------------------------------------------------------------
   22                                Jin Yu Shan Zhuang GSM      Qingdao City                          6               80.00
                                     Base Station
----------------------------------------------------------------------------------------------------------------------------------
   23                                Ya Mai Garden GSM Base      Qingdao City                          6              162.00
                                     Station
----------------------------------------------------------------------------------------------------------------------------------
   24                                142 Yan An Road GSM         Yan An Road                           8              100.00
                                     Base Station
----------------------------------------------------------------------------------------------------------------------------------
   25                                27 Hai Bo He GSM Base       Hai Bo He                             1               96.00
                                     Station
----------------------------------------------------------------------------------------------------------------------------------
         Total                                          47                                                          5,335.68
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,107.88
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   No.   Fixed Assets List           Name of Building            Detailed Address                     Time of           Book Value
                                                                                                 Completion of the      ----------
                                                                                                 Building (mm/yy)    Original (RMB)
-----------------------------------------------------------------------------------------------------------------------------------
   31    Liu Ting Base Station       Civil House,                Village Committee Office              Sep-97          62,400.00
                                     Xianjiazhai                 Building, Xianjiazhai
-----------------------------------------------------------------------------------------------------------------------------------
   32    Xing Tai Road Base          Chang Kou Park Living       17 Yi Network, Xing Tai Road,         Apr-98         253,916.00
         Station                     Area                        Licang District
-----------------------------------------------------------------------------------------------------------------------------------
   33    Kai Ping Road Base          Licang Real Estate          Room 704, 56 Kai Ping Road            Aug-98          64,125.00
         Station                     Company
-----------------------------------------------------------------------------------------------------------------------------------
   34    Laoshan Beishan Mobile      Laoshan Beishan Mobile      Beishan Telephone Factory             Oct-98          80,723.75
         Base Station                Base Station
-----------------------------------------------------------------------------------------------------------------------------------
   35    Laoshan Chengyang           Inside Chengyang            Inside Chengyang Telecom              Apr-97         272,981.45
         Mobile Base Station         Telecom Bureau              Bureau
-----------------------------------------------------------------------------------------------------------------------------------
   36    Laoshan Shangwangbu         Laoshan Shangwangbu         Laoshan Shangwangbu Village           Sep-97          37,641.00
         Buildings                   Village
-----------------------------------------------------------------------------------------------------------------------------------
   37    Laoshan Nanjiang Base       Nanjiang Village,           Nanjiang Village, Shazikou            Aug-95         123,658.37
         Station                     Shazikou
-----------------------------------------------------------------------------------------------------------------------------------
   5                                 Jimo Anti-chemical Team     Wen Hua Road, Jimu                                   278,480.41
-----------------------------------------------------------------------------------------------------------------------------------
   16                                Mobile 2600 Zhanshan        Zhanshan, Qingdao                     May-99         658,378.00
-----------------------------------------------------------------------------------------------------------------------------------
   17                                Cuobuling Base Station      Cuobuling, Qingdao                    May-99          95,000.00
-----------------------------------------------------------------------------------------------------------------------------------
   18                                Jin Ling Garden,            High-tech Garden, Qingdao             Jun-98         343,200.00
                                     High-tech Garden
-----------------------------------------------------------------------------------------------------------------------------------
   19                                Hong Qian Garden GSM        Qingdao City                          May-99         570,385.00
                                     Base Station
-----------------------------------------------------------------------------------------------------------------------------------
   21                                53 Dong Hai Road GSM        Dong Hai Road, Qingdao City           Jun-98         553,888.00
                                     Base Station
-----------------------------------------------------------------------------------------------------------------------------------
   22                                Jin Yu Shan Zhuang GSM      Qingdao City                          Jun-98         280,000.00
                                     Base Station
-----------------------------------------------------------------------------------------------------------------------------------
   23                                Ya Mai Garden GSM Base      Qingdao City                          Jun-98         519,872.00
                                     Station
-----------------------------------------------------------------------------------------------------------------------------------
   24                                142 Yan An Road GSM         Yan An Road                           Jun-98         302,100.00
                                     Base Station
-----------------------------------------------------------------------------------------------------------------------------------
   25                                27 Hai Bo He GSM Base       Hai Bo He                             Jun-98         483,068.00
                                     Station
-----------------------------------------------------------------------------------------------------------------------------------
         Total                                          47                                                         15,452,229.71
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   No.   Fixed Assets List         Name of Building          Detailed Address                Book Value    Rent/Square     Rent/Year
                                                                                             ----------       meter
                                                                                              Net (RMB)
------------------------------------------------------------------------------------------------------------------------------------
   31    Liu Ting Base Station     Civil House,              Village Committee Office         37,633.44       300.00       7,000.00
                                   Xianjiazhai               Building, Xianjiazhai
------------------------------------------------------------------------------------------------------------------------------------
   32    Xing Tai Road Base        Chang Kou Park Living     17 Yi Network, Xing Tai Road,   177,131.80       300.00      41,982.00
         Station                   Area                      Licang District
------------------------------------------------------------------------------------------------------------------------------------
   33    Kai Ping Road Base        Licang Real Estate        Room 704, 56 Kai Ping Road       49,581.45       300.00      20,166.00
         Station                   Company
------------------------------------------------------------------------------------------------------------------------------------
   34    Laoshan Beishan Mobile    Laoshan Beishan Mobile    Beishan Telephone Factory        21,222.27       497.50      35,000.00
         Base Station              Base Station
------------------------------------------------------------------------------------------------------------------------------------
   35    Laoshan Chengyang         Inside Chengyang          Inside Chengyang Telecom        251,897.00       912.50      50,000.00
         Mobile Base Station       Telecom Bureau            Bureau
------------------------------------------------------------------------------------------------------------------------------------
   36    Laoshan Shangwangbu       Laoshan Shangwangbu       Laoshan Shangwangbu Village      40,038.03       468.75      30,000.00
         Buildings                 Village
------------------------------------------------------------------------------------------------------------------------------------
   37    Laoshan Nanjiang Base     Nanjiang Village,         Nanjiang Village, Shazikou       10,075.00       295.57      50,000.00
         Station                   Shazikou
------------------------------------------------------------------------------------------------------------------------------------
   5                               Jimo Anti-chemical Team   Wen Hua Road, Jimu              278,480.41       500.00     102,000.00
------------------------------------------------------------------------------------------------------------------------------------
   16                              Mobile 2600 Zhanshan      Zhanshan, Qingdao               658,378.00       535.71      60,000.00
------------------------------------------------------------------------------------------------------------------------------------
   17                              Cuobuling Base Station    Cuobuling, Qingdao               85,000.00       357.14      40,000.00
------------------------------------------------------------------------------------------------------------------------------------
   18                              Jin Ling Garden,          High-tech Garden, Qingdao       340,200.00       378.70      50,000.00
                                   High-tech Garden
------------------------------------------------------------------------------------------------------------------------------------
   19                              Hong Qian Garden GSM      Qingdao City                    570,385.00       436.51      55,000.00
                                   Base Station
------------------------------------------------------------------------------------------------------------------------------------
   21                              53 Dong Hai Road GSM      Dong Hai Road, Qingdao City     553,888.00       579.71      80,000.00
                                   Base Station
------------------------------------------------------------------------------------------------------------------------------------
   22                              Jin Yu Shan Zhuang GSM    Qingdao City                    280,000.00       625.00      50,000.00
                                   Base Station
------------------------------------------------------------------------------------------------------------------------------------
   23                              Ya Mai Garden GSM Base    Qingdao City                    519,872.00       493.03      60,000.00
                                   Station
------------------------------------------------------------------------------------------------------------------------------------
   24                              142 Yan An Road GSM       Yan An Road                     302,100.00       500.00      60,000.00
                                   Base Station
------------------------------------------------------------------------------------------------------------------------------------
   25                              27 Hai Bo He GSM Base     Hai Bo He                       483,068.00          500      40,000.00
                                   Station
------------------------------------------------------------------------------------------------------------------------------------
         Total                                        47                                  11,307,488.10                2,877,990.00
------------------------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

     FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE
                          (BUILDING UNMATCHED TO LAND)


------------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Qingdao Branch                                                  Appraisal Base date: June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
  No.    Name of Building           Building and   Detailed Address             Structure    Number     Floorage of       Time of
                                      Property                                              of Story      Building     Completion of
                                       Title                                                              (Square      the Building
                                    Certificate                                                           meters)         (mm/yy)
                                       Number
------------------------------------------------------------------------------------------------------------------------------------
   1     Laoshan Henan Post and                    104 Jiu Shui Road, Henan       Brick/        2         302.40          Jun-98
         Telecom Office                            Village                       Concrete
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                               1                                                                          302.40
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  No.  Name of Building          Building and   Detailed Address                      Book Value
                                   Property                                  ---------------------------     Rent/Square  Rent/Year
                                    Title                                    Original (RMB)    Net (RMB)        meter
                                 Certificate
                                    Number
-----------------------------------------------------------------------------------------------------------------------------------
   1   Laoshan Henan Post and                   104 Jiu Shui Road, Henan      675,540.00       637,315.59        396      119,760.4
       Telecom Office                           Village
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                             1                                                675,540.00       637,315.59                 119,750.4
-----------------------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

 FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES
                          (BUILDING UNMATCHED TO LAND)


------------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner:Qingdao Branch                                                     Appraisal Base date: June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
   No.   Name of Building          Building and     Detailed Address      Structure          Number of  Floorage of        Time of
                                  Property Title                                               Story     Building      Completion of
                                   Certificate                                                           (Square        the Building
                                     Number                                                               meters)         (mm/yy)

------------------------------------------------------------------------------------------------------------------------------------
   2     Jie Du Tower                               86 Hongkong Zhong         Frame              9       7,400.00         Dec-96
                                                    Road
------------------------------------------------------------------------------------------------------------------------------------
   4     Hongkong Zhong Road                        Hongkong Zhong Road,      Frame             33       1,678.60         Feb-95
         Sales Office                               Qingdao
------------------------------------------------------------------------------------------------------------------------------------
                                   Private
                                   Building
   5     Civil House Shun Xing     Property Title   23 Jia He Road, Si    Steel/Concrete         3       1,964.06         Aug-98
         Road                      Certificate Zi   Fang District
                                   No.1919
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        11,042.66
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   No.  Name of Building         Building and     Detailed Address                   Book Value            Rent/Square    Rent/Year
                                Property Title                           ----------------------------         meter
                                 Certificate                             Original (RMB)     Net (RMB)
                                   Number

----------------------------------------------------------------------------------------------------------------------------------
   2    Jie Du Tower                              86 Hongkong Zhong      38,800,316,14    37,960,230.51        700     5,180,000.00
                                                  Road
----------------------------------------------------------------------------------------------------------------------------------
   4    Hongkong Zhong Road                       Hongkong Zhong Road,  10,407,320,.00    10,014,732.75        700     1,175,020.00
        Sales Office                              Qingdao
----------------------------------------------------------------------------------------------------------------------------------
                                 Private
                                 Building
   5    Civil House Shun Xing    Property Title   23 Jia He Road, Si      3,221,847,79     2,857,242.01     399.68       785,000.00
        Road                     Certificate Zi   Fang District
                                 No.1919
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                         52,429,483.93    50,832,205.27               7,140,020.00
---------------------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

 FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES
                          (BUILDING UNMATCHED TO LAND)

-----------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner:Qingdao Branch                                                       Appraisal Base date: June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
  No.        Name of Building       Building and   Detailed Address    Structure       Number       Floorage of          Time of
                                      Property                                        of Story       Building        Completion of
                                       Title                                                      (Square meters)     the Building
                                    Certificate                                                                          (mm/yy)
                                       Number
-----------------------------------------------------------------------------------------------------------------------------------
   3     Flat                                     8 Fu Shan Road      Brick/Wood             1          332.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   4     Flat                                     8 Fu Shan Road      Brick/Wood             1          324.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   5     Flat                                     8 Fu Shan Road      Brick/Wood             1          156.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   6     Flat                                     8 Fu Shan Road      Brick/Wood             1          156.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   7     Flat                                     8 Fu Shan Road      Brick/Wood             1          156.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   8     Flat                                     8 Fu Shan Road      Brick/Wood             1          163.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   9     Flat                                     8 Fu Shan Road      Brick/Wood             1           53.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   10    Flat                                     8 Fu Shan Road      Brick/Wood             1           38.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   11    Flat                                     8 Fu Shan Road      Brick/Wood             1           30.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   12    Flat                                     8 Fu Shan Road      Brick/Wood             1           13.00            May-81
-----------------------------------------------------------------------------------------------------------------------------------
   13    Laoshan Warehouse                        Xiawangbu Village   Brick/Concrete         1          261.00            Dec-95
-----------------------------------------------------------------------------------------------------------------------------------
                                11                                                                    1,682.00
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  No.        Name of Building    Building and   Detailed Address
                                   Property                               Book Value              Rent/Square meter    Rent/Year
                                    Title                         --------------------------
                                 Certificate
                                    Number                        Original (RMB)   Net (RMB)
---------------------------------------------------------------------------------------------------------------------------------
   3     Flat                                  8 Fu Shan Road        74,317.26      72,087.74         169.44          56,254.08
---------------------------------------------------------------------------------------------------------------------------------
   4     Flat                                  8 Fu Shan Road        72,136.65       2,164.15         169.44          54,898.56
---------------------------------------------------------------------------------------------------------------------------------
   5     Flat                                  8 Fu Shan Road       105,502.04      50,804.16         169.44          26,432.64
---------------------------------------------------------------------------------------------------------------------------------
   6     Flat                                  8 Fu Shan Road       105,502.04      50,804.16         169.44          26,432.64
---------------------------------------------------------------------------------------------------------------------------------
   7     Flat                                  8 Fu Shan Road       105,502.04      50,804.16         169.44          26,432.64
---------------------------------------------------------------------------------------------------------------------------------
   8     Flat                                  8 Fu Shan Road       122,621.65      59,989,78         169.44          27,618.72
---------------------------------------------------------------------------------------------------------------------------------
   9     Flat                                  8 Fu Shan Road         9,512.85       3,995.48         169.44           8,980.32
---------------------------------------------------------------------------------------------------------------------------------
   10    Flat                                  8 Fu Shan Road         6,608.97       3,101.84         169.44           6,438.72
---------------------------------------------------------------------------------------------------------------------------------
   11    Flat                                  8 Fu Shan Road        19,313.07       6,585.30         169.44           5,083.20
---------------------------------------------------------------------------------------------------------------------------------
   12    Flat                                  8 Fu Shan Road         1,502.02         709.07         169.44           2,202.72
---------------------------------------------------------------------------------------------------------------------------------
   13    Laoshan Warehouse                     Xiawangbu Village    178,789.74     153,739.27         169.44          44,223.84
---------------------------------------------------------------------------------------------------------------------------------
                             11                                     801,208.13     455,875.71                        284,998.08
---------------------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

     FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE
                          (BUILDING UNMATCHED TO LAND)

------------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Linyi Branch                                                        Appraisal Base date: June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
  No.        Name of Building       Building and   Detailed Address       Structure         Number      Floorage of        Time of
                                      Property                                            of Story       Building      Completion of
                                       Title                                                         (Square meters)   the Building
                                    Certificate                                                                            (mm/yy)
                                       Number
------------------------------------------------------------------------------------------------------------------------------------
   1     Luozhuang Integrated      Ownership      West part of          Steel/Concrete        5-5          306.67          Jun-94
         Communication Building    Certificate    Luozhuang Business
                                                  Center (Luozhuang
                                                  Branch)
------------------------------------------------------------------------------------------------------------------------------------
         Land                      Yan Cheng Town                                                            1328
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                             3                                                                            1634.67
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  No.        Name of Building       Building and   Detailed Address
                                      Property                                   Book Value               Rent/Square    Rent/Year
                                       Title                            ---------------------------         meter
                                    Certificate                         Original (RMB)    Net (RMB)
                                       Number
---------------------------------------------------------------------------------------------------------------------------------
   1     Luozhuang Integrated      Ownership      West part of             389181.77     225,211.25         220          87511.4
         Communication Building    Certificate    Luozhuang Business
                                                  Center (Luozhuang
                                                  Branch)
---------------------------------------------------------------------------------------------------------------------------------
         Land                      Yan Cheng Town                             197155         107155          30            39840
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                             3                                            526,336.77     302,386.25                     107351.4
---------------------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

 FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES
                          (BUILDING UNMATCHED TO LAND)

-----------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Linyi Branch                                                    Appraisal Base date: June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------
  No.      Name of Building      Building and Property       Detailed Address     Number of    Floorage of       Time of
                               Title Certificate Number                            Story       Building       Completion of
                                                                                            (Square meters)   the Building
                                                                                                                 (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------
   3     Yishui Flat           Certificate with no       Nanzhong District, Yi       1            64.28          Sep-98
                               number                    Cheng Road
-----------------------------------------------------------------------------------------------------------------------------
   4
-----------------------------------------------------------------------------------------------------------------------------
   5
-----------------------------------------------------------------------------------------------------------------------------
   6
-----------------------------------------------------------------------------------------------------------------------------
   7
-----------------------------------------------------------------------------------------------------------------------------
   8
-----------------------------------------------------------------------------------------------------------------------------
   9
-----------------------------------------------------------------------------------------------------------------------------
   10
-----------------------------------------------------------------------------------------------------------------------------
   11
-----------------------------------------------------------------------------------------------------------------------------
   12
-----------------------------------------------------------------------------------------------------------------------------
   13
-----------------------------------------------------------------------------------------------------------------------------
   14
-----------------------------------------------------------------------------------------------------------------------------
   15
-----------------------------------------------------------------------------------------------------------------------------
   16
-----------------------------------------------------------------------------------------------------------------------------
   17
-----------------------------------------------------------------------------------------------------------------------------
   18
-----------------------------------------------------------------------------------------------------------------------------
   19
-----------------------------------------------------------------------------------------------------------------------------
                           1                                                                      64.28
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  No.      Name of Building      Building and Property       Detailed Address
                               Title Certificate Number                                       Book Value
                                                                                   --------------------------------
                                                                                   Original (RMB)        Net (RMB)
-------------------------------------------------------------------------------------------------------------------
   3     Yishui Flat           Certificate with no       Nanzhong District, Yi       579975.00           361676.76
                               number                    Cheng Road
-------------------------------------------------------------------------------------------------------------------
   4
-------------------------------------------------------------------------------------------------------------------
   5
-------------------------------------------------------------------------------------------------------------------
   6
-------------------------------------------------------------------------------------------------------------------
   7
-------------------------------------------------------------------------------------------------------------------
   8
-------------------------------------------------------------------------------------------------------------------
   9
-------------------------------------------------------------------------------------------------------------------
   10
-------------------------------------------------------------------------------------------------------------------
   11
-------------------------------------------------------------------------------------------------------------------
   12
-------------------------------------------------------------------------------------------------------------------
   13
-------------------------------------------------------------------------------------------------------------------
   14
-------------------------------------------------------------------------------------------------------------------
   15
-------------------------------------------------------------------------------------------------------------------
   16
-------------------------------------------------------------------------------------------------------------------
   17
-------------------------------------------------------------------------------------------------------------------
   18
-------------------------------------------------------------------------------------------------------------------
   19
-------------------------------------------------------------------------------------------------------------------
                           1                                                          579975.00           361676.76
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
  No.      Name of Building      Building and Property       Detailed Address
                               Title Certificate Number                          Rent/Square meter     Rent/Year

--------------------------------------------------------------------------------------------------------------------
   3     Yishui Flat           Certificate with no       Nanzhong District, Yi          240            15422.4
                               number                    Cheng Road
--------------------------------------------------------------------------------------------------------------------
   4
--------------------------------------------------------------------------------------------------------------------
   5
--------------------------------------------------------------------------------------------------------------------
   6
--------------------------------------------------------------------------------------------------------------------
   7
--------------------------------------------------------------------------------------------------------------------
   8
--------------------------------------------------------------------------------------------------------------------
   9
--------------------------------------------------------------------------------------------------------------------
   10
--------------------------------------------------------------------------------------------------------------------
   11
--------------------------------------------------------------------------------------------------------------------
   12
--------------------------------------------------------------------------------------------------------------------
   13
--------------------------------------------------------------------------------------------------------------------
   14
--------------------------------------------------------------------------------------------------------------------
   15
--------------------------------------------------------------------------------------------------------------------
   16
--------------------------------------------------------------------------------------------------------------------
   17
--------------------------------------------------------------------------------------------------------------------
   18
--------------------------------------------------------------------------------------------------------------------
   19
--------------------------------------------------------------------------------------------------------------------
                           1                                                                               15422.4
--------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

        FIXED ASSETS--- SUPPLEMENTARY BUILDING AND PROPERTY LEASING LIST
                          (BUILDING UNMATCHED TO LAND)

----------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Linyi Branch                                                      Appraisal Base date: June 30, 2000
----------------------------------------------------------------------------------------------------------------------------------
  No.           Name of Building         Building and          Detailed Address          Number of   Floorage of         Time of
                                           Property                                        Story       Building      Completion of
                                             Title                                                     (Square        the Building
                                          Certificate                                                   meters)         (mm/yy)
                                            Number
----------------------------------------------------------------------------------------------------------------------------------
   5     Yinan Andi Base Station                       Andi Town, Yinan                      1           90.55           May-99
----------------------------------------------------------------------------------------------------------------------------------
   6     Yinan Yiwen Base Station                      Yiwen Village, Yinan                  1           80.85           May-99
----------------------------------------------------------------------------------------------------------------------------------
   7     Yinan Gegou Base Station                      Yinan GegouVillage                    2              75           May-99
----------------------------------------------------------------------------------------------------------------------------------
   8     Yinan Dushu Base Station                      Yinan Dushu Village                   1           80.95           May-99
----------------------------------------------------------------------------------------------------------------------------------
   10    Yishui Cuijiayu Base Station                  Yishui Cuijiayu Village               2           104.6           Oct-99
----------------------------------------------------------------------------------------------------------------------------------
   11    Yishui RMBdongtou Base Station                Yishui RMBdongtou Village             2           108.8           Oct-99
----------------------------------------------------------------------------------------------------------------------------------
   12    Yishui Beijiao Base Station                   North area of Yishui Town             2           110.9           Oct-99
----------------------------------------------------------------------------------------------------------------------------------
   13    Yicheng Base Station                          Inside Yicheng Town                   2           110.9           Oct-99
----------------------------------------------------------------------------------------------------------------------------------
   14    Yishui Yangzhuang Base Station                Yishui Yangzhuang Village             2           115.4           Sep-97
----------------------------------------------------------------------------------------------------------------------------------
   15    Yishui Quanli Base Station                    Yishui Quanli Village                 2           112.5           Sep-97
----------------------------------------------------------------------------------------------------------------------------------
   16    Yishui Quanzhuang Base Station                Yishui Quanzhuang Village             2           113.6           Sep-97
----------------------------------------------------------------------------------------------------------------------------------
   19    Feicheng Branch Base Station                  Fei Town Feicheng Telecom Branch      2              64           Nov-99
----------------------------------------------------------------------------------------------------------------------------------
   20    Linmu Mobile Base Station                     Linmu                                10              64
----------------------------------------------------------------------------------------------------------------------------------
   22    Lvnan Doushan Base Station                    Lvnan Doushan Village                 1             144           Oct-97
----------------------------------------------------------------------------------------------------------------------------------
   23    Lvnan Zhuanggang Base Station                 Lvnan Zhuanggang Village              2            46.2           Aug-98
----------------------------------------------------------------------------------------------------------------------------------
   24    Lvnan Zhubian Base Station                    Lvnan Zhubian Village                 2            88.8           Aug-98
----------------------------------------------------------------------------------------------------------------------------------
   25    Lvnan Yanman Base Station                     Lvnan YanmanVillage                   2            33.8           Oct-98
----------------------------------------------------------------------------------------------------------------------------------
   26    Lvnan Wentong Base Station                    Lvnan Wentong Village                 3            38.4           Nov-98
----------------------------------------------------------------------------------------------------------------------------------
   27    Lvnan Shilianzi Base Station                  Lvnan Shilianzi Village               3            32.4           Dec-98
----------------------------------------------------------------------------------------------------------------------------------
   28    Mengyin Xiju Land                             Mengyinchengxi Neighbour                           1650
                                                       Committee
----------------------------------------------------------------------------------------------------------------------------------
   29    Mengyin Xiju Infrastructure                   Mengyinchengxi Neighbour              2             837           May-99
                                                       Committee
----------------------------------------------------------------------------------------------------------------------------------
   33    Cangshan Mobile Project                       Cangshan                                            650
----------------------------------------------------------------------------------------------------------------------------------
                                    22                                                                 4752.55
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
  No.          Name of Building         Building and          Detailed Address
                                          Property                                                  Book Value
                                            Title
                                         Certificate                                     Original (RMB)       Net (RMB)
                                           Number
-----------------------------------------------------------------------------------------------------------------------
   5    Yinan Andi Base Station                       Andi Town, Yinan                     20000.00           20000.00
-----------------------------------------------------------------------------------------------------------------------
   6    Yinan Yiwen Base Station                      Yiwen Village, Yinan                 10181.00           10101.00
-----------------------------------------------------------------------------------------------------------------------
   7    Yinan Gegou Base Station                      Yinan GegouVillage                   12722.92           12722.92
-----------------------------------------------------------------------------------------------------------------------
   8    Yinan Dushu Base Station                      Yinan Dushu Village                  20000.00           20000.00
-----------------------------------------------------------------------------------------------------------------------
   10   Yishui Cuijiayu Base Station                  Yishui Cuijiayu Village              30000.00           30000.00
-----------------------------------------------------------------------------------------------------------------------
   11   Yishui RMBdongtou Base Station                Yishui RMBdongtou Village            35000.00           35000.00
-----------------------------------------------------------------------------------------------------------------------
   12   Yishui Beijiao Base Station                   North area of Yishui Town            10000.00           10000.00
-----------------------------------------------------------------------------------------------------------------------
   13   Yicheng Base Station                          Inside Yicheng Town                  92899.76           92899.76
-----------------------------------------------------------------------------------------------------------------------
   14   Yishui Yangzhuang Base Station                Yishui Yangzhuang Village            25692.45           25692.45
-----------------------------------------------------------------------------------------------------------------------
   15   Yishui Quanli Base Station                    Yishui Quanli Village                37071.00           37071.00
-----------------------------------------------------------------------------------------------------------------------
   16   Yishui Quanzhuang Base Station                Yishui Quanzhuang Village            30000.00           30000.00
-----------------------------------------------------------------------------------------------------------------------
   19   Feicheng Branch Base Station                  Fei Town Feicheng Telecom Branch     40000.00           40000.00
-----------------------------------------------------------------------------------------------------------------------
   20   Linmu Mobile Base Station                     Linmu                                32500.00           32500.00
-----------------------------------------------------------------------------------------------------------------------
   22   Lvnan Doushan Base Station                    Lvnan Doushan Village                32344.40           32344.40
-----------------------------------------------------------------------------------------------------------------------
   23   Lvnan Zhuanggang Base Station                 Lvnan Zhuanggang Village              9750.00            9750.00
-----------------------------------------------------------------------------------------------------------------------
   24   Lvnan Zhubian Base Station                    Lvnan Zhubian Village                55248.72           55248.72
-----------------------------------------------------------------------------------------------------------------------
   25   Lvnan Yanman Base Station                     Lvnan YanmanVillage                  16334.00           16334.00
-----------------------------------------------------------------------------------------------------------------------
   26   Lvnan Wentong Base Station                    Lvnan Wentong Village                46347.28           46347.28
-----------------------------------------------------------------------------------------------------------------------
   27   Lvnan Shilianzi Base Station                  Lvnan Shilianzi Village                600.00             600.00
-----------------------------------------------------------------------------------------------------------------------
   28   Mengyin Xiju Land                             Mengyinchengxi Neighbour            156920.00          156920.00
                                                      Committee
-----------------------------------------------------------------------------------------------------------------------
   29   Mengyin Xiju Infrastructure                   Mengyinchengxi Neighbour            623288.58          623296.58
                                                      Committee
-----------------------------------------------------------------------------------------------------------------------
   33   Cangshan Mobile Project                       Cangshan                           1164759.51         1164759.51
-----------------------------------------------------------------------------------------------------------------------
                                   22                                                  2,507,067.62       2,507,067.62
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  No.          Name of Building         Building and          Detailed Address
                                          Property                                        Rent/Square     Rent/Year
                                            Title                                           meter
                                         Certificate
                                           Number
-------------------------------------------------------------------------------------------------------------------
   5    Yinan Andi Base Station                       Andi Town, Yinan                        30           2716.5
-------------------------------------------------------------------------------------------------------------------
   6    Yinan Yiwen Base Station                      Yiwen Village, Yinan                    30           2728.5
-------------------------------------------------------------------------------------------------------------------
   7    Yinan Gegou Base Station                      Yinan GegouVillage                      30             2250
-------------------------------------------------------------------------------------------------------------------
   8    Yinan Dushu Base Station                      Yinan Dushu Village                     30           2728.5
-------------------------------------------------------------------------------------------------------------------
   10   Yishui Cuijiayu Base Station                  Yishui Cuijiayu Village                 30             3138
-------------------------------------------------------------------------------------------------------------------
   11   Yishui RMBdongtou Base Station                Yishui RMBdongtou Village               30             3264
-------------------------------------------------------------------------------------------------------------------
   12   Yishui Beijiao Base Station                   North area of Yishui Town               30             3327
-------------------------------------------------------------------------------------------------------------------
   13   Yicheng Base Station                          Inside Yicheng Town                     30             3327
-------------------------------------------------------------------------------------------------------------------
   14   Yishui Yangzhuang Base Station                Yishui Yangzhuang Village               30             3462
-------------------------------------------------------------------------------------------------------------------
   15   Yishui Quanli Base Station                    Yishui Quanli Village                   30             3375
-------------------------------------------------------------------------------------------------------------------
   16   Yishui Quanzhuang Base Station                Yishui Quanzhuang Village               30             9408
-------------------------------------------------------------------------------------------------------------------
   19   Feicheng Branch Base Station                  Fei Town Feicheng Telecom Branch        30             1920
-------------------------------------------------------------------------------------------------------------------
   20   Linmu Mobile Base Station                     Linmu                                   30             1920
-------------------------------------------------------------------------------------------------------------------
   22   Lvnan Doushan Base Station                    Lvnan Doushan Village                   30             4320
-------------------------------------------------------------------------------------------------------------------
   23   Lvnan Zhuanggang Base Station                 Lvnan Zhuanggang Village                30             1386
-------------------------------------------------------------------------------------------------------------------
   24   Lvnan Zhubian Base Station                    Lvnan Zhubian Village                   30             2004
-------------------------------------------------------------------------------------------------------------------
   25   Lvnan Yanman Base Station                     Lvnan YanmanVillage                     30             1008
-------------------------------------------------------------------------------------------------------------------
   26   Lvnan Wentong Base Station                    Lvnan Wentong Village                   30             1152
-------------------------------------------------------------------------------------------------------------------
   27   Lvnan Shilianzi Base Station                  Lvnan Shilianzi Village                 30              972
-------------------------------------------------------------------------------------------------------------------
   28   Mengyin Xiju Land                             Mengyinchengxi Neighbour                30            49500
                                                      Committee
-------------------------------------------------------------------------------------------------------------------
   29   Mengyin Xiju Infrastructure                   Mengyinchengxi Neighbour               200           167400
                                                      Committee
-------------------------------------------------------------------------------------------------------------------
   33   Cangshan Mobile Project                       Cangshan                               220           143000
-------------------------------------------------------------------------------------------------------------------
                                   22                                                                    408366.5
-------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

   FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS
                          (BUILDING UNMATCHED TO LAND)

------------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Laiwu Branch                                                 Appraisal Base date: June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
  No.        Name of Building     Building and     Detailed Address       Number       Floorage of       Time of        Cost Unit
                                    Property                             of Story       Building      Completion of    Price (RMB/
                                     Title                                          (Square meters)   the Building    square meters)
                                  Certificate                                                            (mm/yy)
                                     Number
------------------------------------------------------------------------------------------------------------------------------------
   2     Sheng Li Machine Room                  Inside Sheng Li Road                     39.00            May-99         ######
                                                Branch
------------------------------------------------------------------------------------------------------------------------------------
   3     Xue Ye Base Station                    Northeast of Xueye                       39.00            Jan-00         284.92
------------------------------------------------------------------------------------------------------------------------------------
   4     Pandong Base Station                   Inside Pandong Branch                    18.00            Jan-00         333.33
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                               3                                                          96.00
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  No.        Name of Building     Building and     Detailed Address
                                    Property                                       Book Value              Rent/Square   Rent/Year
                                     Title                                                                   meter
                                  Certificate                           Original (RMB)       Net (RMB)
                                     Number
-----------------------------------------------------------------------------------------------------------------------------------
   2     Sheng Li Machine Room                  Inside Sheng Li Road      44,786.67          43,217.83        70.71       2757.77
                                                Branch
-----------------------------------------------------------------------------------------------------------------------------------
   3     Xue Ye Base Station                    Northeast of Xueye        11,112.00          10,932.35        17.54        684.23
-----------------------------------------------------------------------------------------------------------------------------------
   4     Pandong Base Station                   Inside Pandong Branch      6,000.00           5,903.00        20.53        369.45
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                               3                                          61,898.67          60,053.18                    3811.45
-----------------------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

     FIXED ASSETS--- LIST OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE
                          (BUILDING UNMATCHED TO LAND)

--------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Shandong Mobile Telecom Company Jinan Branch                      Appraisal Base date: June 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
  No.         Name of Building          Building and         Detailed Address        Number of    Floorage of        Time of
                                       Property Title                                  Story        Building      Completion of
                                     Certificate Number                                         (Square meters)   the Building
                                                                                                                     (mm/yy)
--------------------------------------------------------------------------------------------------------------------------------
   16    Jiyang Communication                             Business Street                2           106.00          Jan-95
         Production Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                1                                                                    106.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  No.       Name of Building       Building and        Detailed Address
                                  Property Title                                   Book Value         Rent/Square meter   Rent/Year
                                Certificate Number
                                                                       Original (RMB)     Net (RMB)
--------------------------------------------------------------------------------------------------------------------------------
   16  Jiyang Communication                         Business Street      76,750.87        51,088.62      44.58            4726
       Production Building
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                          1                                              76,750.87        51,068.62                       4726
--------------------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

  FIXED ASSETS---LIST OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES
                          (BUILDING UNMATCHED TO LAND)

Name of the Assets Owner: Shandong Mobile Telecom Company Jinan Branch              Appraisal Base date: June 30, 2000
-----------------------------------------------------------------------------------------------------------------------
  No.        Name of Building       Building and   Detailed Address      Structure        Number         Floorage of
                                      Property                                          of Story       Building (Square
                                       Title                                                               meters)
                                    Certificate
                                       Number
-----------------------------------------------------------------------------------------------------------------------
   3     Wei Liu Road Sales Office                2-10 Liu Shun       Steel/Concrete        6              1,105.48
                                                  Street
-----------------------------------------------------------------------------------------------------------------------
   4     Jing Qi Road Sales Office                Jing Qi Road        Brick/Concrete        1                350.59
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                               2                                                                           4,263.25
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
  No.        Name of Building       Building and   Detailed Address       Time of                Book Value
                                      Property                        Completion of
                                       Title                          the Building   Original (RMB)    Net (RMB)
                                    Certificate                          (mm/yy)
                                      Number
--------------------------------------------------------------------------------------------------------------
   3     Wei Liu Road Sales Office                2-10 Liu Shun          Jan-98
                                                  Street
-----------------------------------------------------------------------------------------------------------------
   4     Jing Qi Road Sales Office                Jing Qi Road           Jan-92       496,443.00      384,268.27
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                               2                                                      496,443.00      384,268.27
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
  No.        Name of Building       Building and   Detailed Address    Rent/Square meter     Rent/Year
                                      Property
                                       Title
                                    Certificate
                                       Number
------------------------------------------------------------------------------------------------------
   3     Wei Liu Road Sales Office                2-10 Liu Shun              184.73             204203
                                                  Street
------------------------------------------------------------------------------------------------------
   4     Jing Qi Road Sales Office                Jing Qi Road                87.19           30568.85
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                               2                                                             234771.65
------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

    FIXED ASSETS---LIST OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS
                          (BUILDING UNMATCHED TO LAND)

Name of the Assets Owner: Heze Branch                                           Appraisal Base date: June 30, 2000
--------------------------------------------------------------------------------------------------------------------
  No.     Name of Building     Building and Property        Detailed Address            Number        Floorage of
                              Title Certificate Number                                 of Story         Building
                                                                                                    (Square meters)
--------------------------------------------------------------------------------------------------------------------
   2    Base Station         Juan Building Property        Former Juancheng Post           1             35.00
                             Title Certificate             Office/ 61Juan Er Road
                             Downtown Area Zi No. 00037
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                         1                                                                               35
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  No.     Name of Building     Building and Property        Detailed Address           Time of                   Book Value
                              Title Certificate Number                            Completion of the
                                                                                   Building (mm/yy)   Original (RMB)      Net (RMB)
-----------------------------------------------------------------------------------------------------------------------------------
   2    Base Station         Juan Building Property        Former Juancheng Post        Dec-96          19856.00          18893.00
                             Title Certificate             Office/ 61Juan Er Road
                             Downtown Area Zi No. 00037
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         1                                                                            19,856.00         18,893.00
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  No.     Name of Building     Building and Property        Detailed Address         Rent/Square meter    Rent/Year
                              Title Certificate Number

-------------------------------------------------------------------------------------------------------------------
   2    Base Station         Juan Building Property        Former Juancheng Post           122.64          4292.4
                             Title Certificate             Office/ 61Juan Er Road
                             Downtown Area Zi No. 00037
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                         1                                                                                   4292.4
-------------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

     FIXED ASSETS---LIST OF BUILDINGS AND PROPERTIES LEASED FOR OFFICE USE
                          (BUILDING UNMATCHED TO LAND)

Name of the Assets Owner: Dezhou Branch                                        Appraisal Base date: June 30, 2000
-------------------------------------------------------------------------------------------------------------------
  No.     Name of Building   Building and Property    Detailed Address     Structure      Number      Floorage of
                            Title Certificate Number                                     of Story       Building
                                                                                                    (Square meters)
-------------------------------------------------------------------------------------------------------------------
   4     Office Building    Building Property Title  24 Zhong Shan      Brick/Concrete      3           1083.22
                            Certificate 2000E Zi     Street, Xiajin
                            No.0097
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                                      1083.22
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  No.     Name of Building   Building and Property    Detailed Address      Time of                   Book Value
                            Title Certificate Number                   Completion of the
                                                                        Building (mm/yy)   Original (RMB)     Net (RMB)
-------------------------------------------------------------------------------------------------------------------------
   4     Office Building    Building Property Title  24 Zhong Shan         May-90            749450.00        505108.50
                            Certificate 2000E Zi     Street, Xiajin
                            No.0097
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                           749,450.00       505,108.50
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
  No.     Name of Building   Building and Property    Detailed Address    Rent/Square meter    Rent/Year
                            Title Certificate Number

--------------------------------------------------------------------------------------------------------
   4     Office Building    Building Property Title  24 Zhong Shan             42.55           46092.08
                            Certificate 2000E Zi     Street, Xiajin
                            No.0097
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                              46092.08
--------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

  FIXED ASSETS---LIST OF BUILDINGS AND PROPERTIES LEASED FOR BUSINESS PURPOSES
                          (BUILDING UNMATCHED TO LAND)

-----------------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Shandong Mobile Telecom Company Jinan Branch                  Appraisal Base date: June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
 No.     Name of Building     Building and Property Title     Detailed Address     Number of     Floorage of     Time of Completion
                                   Certificate Number                                Story         Building       of the Building
                                                                                               (Square meters)        (mm/yy)
-----------------------------------------------------------------------------------------------------------------------------------
  1    Hua Ying Road Sales   He Di Building Property Title  Middle part of Hua         1           476.76              Jun-00
       Office                Certificate Zi No. 10708-7     Ying Road
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                           1                                                                       476.76
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 No.     Name of Building     Building and Property Title     Detailed Address
                                   Certificate Number                                       Book Value
                                                                                Original (RMB)       Net (RMB)
----------------------------------------------------------------------------------------------------------------
  1    Hua Ying Road Sales   He Di Building Property Title  Middle part of Hua    2484075.05        2484075.05
       Office                Certificate Zi No. 10708-7     Ying Road
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                           1                                                      2,484,075.05      2,484,075.05
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 No.     Name of Building     Building and Property Title     Detailed Address
                                   Certificate Number                              Rent/Square meter   Rent/Year

----------------------------------------------------------------------------------------------------------------
  1    Hua Ying Road Sales   He Di Building Property Title  Middle part of Hua          797.18         380063.48
       Office                Certificate Zi No. 10708-7     Ying Road
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                           1                                                                           380063.48
----------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

        FIXED ASSETS --- SUPPLEMENTARY BUILDING AND PROPERTY LEASING LIST
                          (BUILDING UNMATCHED TO LAND)

------------------------------------------------------------------------------------------------------------------------
Name of the Assets Owner: Heze Branch                                            Appraisal Base date: June 30, 2000
------------------------------------------------------------------------------------------------------------------------
 No.     Name of Building     Building and Property     Detailed Address     Structure      Number of       Floorage of
                               Title Certificate                                             Story          Building
                                   Number                                                                (Square meters)

------------------------------------------------------------------------------------------------------------------------
  4    Bicycle Shelf Zhong   He Di Building          12 Zhong Hua Road,      Brick/Wood         1            226.05
                             Property Title
       Hua Road              Certificate Zi No.      Heze
                             10708-1
------------------------------------------------------------------------------------------------------------------------
                             Public and Private
                             Building Property       ShaguoRMB Xin Cun,
  26   Dormitory Building    Title Certificate Zi    Cao Town                Brick/Wood         1             568.5
                             2000 No. 20515
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                             794.55
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 No.     Name of Building     Building and Property     Detailed Address       Time of              Book Value
                               Title Certificate                            Completion of
                                   Number                                   the Building   Original (RMB)    Net (RMB)
                                                                              (mm/yy)
----------------------------------------------------------------------------------------------------------------------
  4    Bicycle Shelf Zhong   He Di Building          12 Zhong Hua Road,       Mar-99            17000         5801.59
                             Property Title
       Hua Road              Certificate Zi No.      Heze
                             10708-1
----------------------------------------------------------------------------------------------------------------------
                             Public and Private
                             Building Property       ShaguoRMB Xin Cun,
  26   Dormitory Building    Title Certificate Zi    Cao Town                 Dec-91           132000       123850.11
                             2000 No. 20515
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                           149,000.00      129,651.70
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 No.     Name of Building     Building and Property     Detailed Address     Rent/Square meter     Rent/Year
                               Title Certificate
                                   Number

------------------------------------------------------------------------------------------------------------
  4    Bicycle Shelf Zhong   He Di Building          12 Zhong Hua Road,             11.51             2601
                             Property Title
       Hua Road              Certificate Zi No.      Heze
                             10708-1
------------------------------------------------------------------------------------------------------------
                             Public and Private
                             Building Property       ShaguoRMB Xin Cun,
  26   Dormitory Building    Title Certificate Zi    Cao Town                       35.53            20196
                             2000 No. 20515
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                                     22797
------------------------------------------------------------------------------------------------------------

Assessed by:  Zhongzi Assets Appraisal Office          Chesterton Petty Limited

    FIXED ASSETS---LIST OF BUILDINGS AND PROPERTIES LEASED FOR BASE STATIONS
                          (BUILDING UNMATCHED TO LAND)

Name of the Assets Owner: Dongying Branch                                                         Appraisal Base date: June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
 No.  Name of Building              Building and     Detailed Address      Structure    Number    Floorage of    Time of Completion
                                   Property Title                                         of        Building       of the Building
                                 Certificate Number                                     Story   (Square meters)       (mm/yy)

-----------------------------------------------------------------------------------------------------------------------------------
 6    Base Station Machine Room                      Xiying Village        Brick/Tile     1          50.00              May-98
-----------------------------------------------------------------------------------------------------------------------------------
 7    Base Station Machine Room                      Water Supply Company  Brick/Tile     1          10.70              May-99
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                              2                                                                      66.70
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Assets Owner: Dongying Branch
----------------------------------------------------------------------------------------------------------------------
 No.  Name of Building              Building and                  Book Value
                                   Property Title                                     Rent/Square meter     Rent/Year
                                 Certificate Number
                                                       Original (RMB)     Net (RMB)
----------------------------------------------------------------------------------------------------------------------
 6    Base Station Machine Room                          95,000.00        84,258.46                 150        7500
----------------------------------------------------------------------------------------------------------------------
 7    Base Station Machine Room                          12,926.72        12,299.72                 150        1505
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                              2                         107,926.27        96,558.18                            9105
----------------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office          Chesterton Petty Limited

        FIXED ASSETS--- SUPPLEMENTARY BUILDING AND PROPERTY LEASING LIST
                          (BUILDING UNMATCHED TO LAND)

Name of the Assets Owner: Dongying Branch                                                         Appraisal Base date: June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
 No.  Name of Building       Building and     Detailed Address      Structure    Number     Floorage of    Time of Completion
                            Property Title                                        of          Building       of the Building
                          Certificate Number                                     Story    (Square meters)       (mm/yy)

-----------------------------------------------------------------------------------------------------------------------------------
 3    Boiler Room                             96 Ji Nan Road        Brick/Tile     1           444.00            Dec-92
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                       1                                                                       444.00
-----------------------------------------------------------------------------------------------------------------------------------

Name of the Assets Owner: Dongying Branch
----------------------------------------------------------------------------------------------------------------------
 No.  Name of Building              Building and                  Book Value
                                   Property Title                                     Rent/Square meter     Rent/Year
                                 Certificate Number
                                                       Original (RMB)     Net (RMB)
----------------------------------------------------------------------------------------------------------------------
 3    Boiler Room                                        158,289.00       66,405.29                 180         79920
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                       1                                 158,289.00       66,405.29                             79920
----------------------------------------------------------------------------------------------------------------------

Assessed by: Zhongzi Assets Appraisal Office           Chesterton Petty Limited